TELECOM NEW ZEALAND LIMITED



                    SEALCORP TELECOMMUNICATIONS GROUP LIMITED



                          BROCKER INVESTMENTS LIMITED













                        AGREEMENT IN RESPECT OF CELLULAR
                          HANDSETS AND OTHER EQUIPMENT























                                     Telecom
                                   NEW ZEALAND


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                                    CONTENTS


1. DEFINITIONS                                                                 1

2. APPOINTMENT                                                                 4

3. TERM                                                                        5

4. FORECASTING QUANTITIES                                                      6

5. PURCHASE AND STORAGE OF EQUIPMENT                                           7

6. SALES OF EQUIPMENT                                                         11

7. ORDERS BY CUSTOMERS                                                        14

8. NOTIFICATION OF CUSTOMER ORDERS/ICMS                                       15

9. MEETINGS, REPORTING, SYSTEMS AND ACCESS TO INFORMATION AND AUDIT           16

10.  PAYMENT                                                                  18

11.  INTELLECTUAL PROPERTY PROTECTION                                         19

12.  FORCE MAJEURE                                                            20

13.  TERMINATION                                                              21

14.  GUARANTEE                                                                22

15.  CONFIDENTIALITY                                                          23

16.  NOTICES                                                                  24

17.  DISPUTE RESOLUTION                                                       24

18.  GENERAL                                                                  26

19.  CONDITION                                                                27


EXECUTION                                                                     28

SCHEDULE A DEALERS                                                            28

SCHEDULE B MANUFACTURERS                                                      47

SCHEDULE C QUALIFYING CRITERIA FOR MANUFACTURERS                              48

SCHEDULE D PERMITTED SERVICES TO MANUFACTURERS                                49

SCHEDULE E HANDLING FEES                                                      50

SCHEDULE F SERVICE LEVELS                                                     53

SCHEDULE G WEEKLY AND MONTHLY REPORTING REQUIREMENTS                          54


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AGREEMENT dated the                  day of                                 1997


PARTIES

           TELECOM NEW ZEALAND LIMITED ("Telecom")

           SEALCORP TELECOMMUNICATIONS GROUP LIMITED ("STG")

           BROCKER INVESTMENTS LIMITED ("Brocker")

INTRODUCTION

A. Telecom currently buys cellular handsets and other equipment from a range of manufacturers, and on-sells such items to:


       (a) various dealers, for sale by such dealers to their customers in conjunction with a cellular airtime or other communications package; and

       (b) its customers generally, in conjunction with a cellular airtime or other communications package.

       Telecom has determined that it no longer wishes to be involved in the buying and selling of such cellular handsets and other equipment.

C. Accordingly, Telecom has appointed STG, and STG has accepted that appointment, to buy cellular handsets and other equipment as principal and on-sell those to both dealers and (in limited circumstances) Telecom for on-sale to their respective customers.

D. Brocker has agreed to guarantee the performance by STG of its obligations under this agreement.



AGREEMENT

1.     DEFINITIONS

1.1    Definitions: In this agreement, unless the context otherwise requires:

       "Annual Forecast" has the meaning given to that term in clause 4.1(b).

       "Confidential Information" means the information referred to in clause 15.1.

       "Customer" means any person who is, or may become, a customer of Telecom in respect of the use of a communications package or solution using an item of Equipment.

       "Dealers" means the dealers listed in Schedule A, together with such other dealers nominated in writing from time to time by Telecom, but excluding any dealers nominated in writing from time to time by Telecom.


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                                                                               2

"Equipment" means:

(a) cellular handsets which are suitable for use in conjunction with the Telecom Cellular Network ("Handsets");

(b) such cellular accessories which are suitable for use in conjunction with Handsets as are nominated in writing by Telecom from time to time ("Accessories");

(c) such paging equipment as is nominated in writing by Telecom from time to time ("Paging Equipment"); and

(d) such other equipment as is agreed between Telecom and STG from time to time ("Other Equipment").

"Force Majeure Event" means an event or occurrence:

(a) which is beyond Telecom1s or STG's (as the case may be) reasonable control (including, without limitation, acts of God or the public enemy, flood, earthquake, storm, cyclone, tornado, hurricane, lightning, fire, explosion, epidemic, war, embargoes, riot or civil disturbances, sabotage, expropriation, confiscation or requisitioning of facilities, the imposition of disabling exchange rate controls, orders or temporary or permanent injunctions of any duly constituted court of competent jurisdiction); and

(b) which Telecom or STG (as the case may be) could not have reasonably foreseen or taken reasonable measures to prevent,

but which shall not include strikes, lock-outs or any other form of labour dispute.

"Forecast Sales" means, in respect of each type of Equipment in each Quarter, the aggregate forecast quantity of sales of such Equipment in each month in that Quarter in the Annual Forecast prepared one month before the commencement of that Quarter.

"GST" means goods and services tax payable under the Goods and Services Tax Act 1985.

"Handling Fee" means, in respect of the Forecast Sales for Handsets for any month, the handling fee calculated in accordance with the formula set out in Excel Spreadsheet named "Phone@l20K Units" (an example of which is printed in Schedule E) for the Quarter in which that month falls or, where clause 6.3 applies, the adjusted handling fee calculated in accordance with Schedule E. Where no fee is set out in that schedule (such as in relation to Accessories, Paging Equipment and Other Equipment), the handling fees agreed by Telecom and STG and recorded in writing shall apply (with each such agreement deemed to be an amendment to Schedule E in accordance with clause 18.2).

"ICMS" means Telecom's Integrated Customer Management System.


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                                                                               3

"Intellectual Property" means, in respect of each of Telecom and STG, all intellectual and industrial property rights and interests (including common law rights and interests) owned or held by that party, or lawfully used by that party, including, without limitation:

(a) patents, trade marks, service marks, copyrights, registered designs, trade names, symbols and logos;

(b) patent applications and applications to register trade marks, service marks and designs; and

(c) all formulae, methods, plans, data, drawings, specifications, characteristics, equipment, designs, inventions, discoveries, improvements, know-how, experience, software products, trade secrets, price lists, costings, brochures and other information used by that party in the course of its business.

"Manufacturers" means the Equipment manufacturers listed in Schedule B, together with such other Equipment manufacturers approved in writing from time to time by Telecom who meet the qualifying criteria set out in Schedule C, but excluding any manufacturers nominated in writing from time to time by Telecom.

"Order Quantity" means, in respect of each type of Equipment any month during the Term, the quantity of that type of Equipment to be ordered by STG for that month as determined in accordance with clause 4.4.

"Quartet" means 1 April to 30 June, 1 July to 30 September, 1 October to 31 December and to 1 January to 31 March.

"Related Company" has the meaning given to that term in section 2(3) of the Companies Act 1993, and "Related Companies" has a corresponding meaning.

"Services" means the services to be provided by STG to Telecom, and the other obligations of STG, under this agreement.

"Term" means the term set out in clause 3.1, together with any formal or informal extension of term under either of clauses 3.2 or 3.3.

"Working Day" has the meaning given to that term in section 2 of the Companies Act 1993.

1.2    Interpretation: In this agreement, unless the context otherwise requires:

       (a)    a  reference  to  the  "Services"  includes,   where  the  context
              requires, any part of the Services;

       (b) a reference to "type of Equipment" is a reference to either Handsets, Accessories, Paging Equipment or Other Equipment, as the context may require;

       (c)    words importing one gender include the other gender;

       (d)    the singular includes the plural and vice versa;


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                                                                               4

       (e)    headings   are  for   convenience   only  and  shall  not   affect
              interpretation;

       (f) references to a month or a year are references to a calendar month or year, as the case may be;

       (g) a reference to STG or Telecom is a reference also to that party's executors, administrators, and permitted assigns or successors (including, without limitation, upon an amalgamation under the Companies Act 1993);

       (h) a reference to a "persons includes an individual, firm, company, corporation or unincorporated body of persons, or any state or government or any agency thereof (in each case, whether or not having separate legal personality), and a reference to a "company" includes a person;

       (i)    references to sections,  clauses and  schedules are  references to
              sections,   clauses  and  schedules  of  this  agreement,   unless
              otherwise specifically stated; and

       (j)    references  to  any   legislation  or  to  any  provision  of  any
              legislation (including regulations and orders) includes:

              (i) that legislation or provision as from time to time amended, reenacted or substituted and, unless otherwise specifically stated, refers to New Zealand legislation and provisions; and

              (ii) any statutory instruments, regulations and orders issued under any such legislation or provision.


2.     APPOINTMENT

2.1 Appointment: Telecom appoints STG, and STG accepts that appointment, to provide the Services, on the terms contained in this agreement, for the Term.

2.2 Exclusivity by STG: In consideration of Telecom agreeing to enter into this agreement, STG agrees not to provide the Services, or services substantially similar to the Services, during the Term in respect of Equipment (or any equipment similar to the equipment but used on a communications network other than the Telecom Cellular Network) to any person in New Zealand, other than Telecom or its Related Companies, provided however that nothing in this clause shall prevent STG from undertaking any such activities on behalf of Cellnet Mobile Services Limited or its Related Companies, while such companies remain in substantially the same ownership as at the date of this agreement.

2.3 Exclusivity by Telecom: In consideration of STG agreeing to enter into this agreement, Telecom agrees that neither it nor its Related Companies will, during the Term, buy and sell, or procure another person to buy and sell, Equipment, except:

       (a)    in accordance with this agreement; or


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                                                                               5

       (b) in accordance with the provisions of the "Preferred Supplier Agreement" between Telecom and Motorola New Zealand Limited.


3.     TERM

3.1 Term: Subject to earlier termination in accordance with section 13, the term of this agreement shall be one year, commencing on 10 November 1997 and ending on 9 November 1998.

3.2    Renewal: The parties agree:

       (a) to meet no later than two months prior to the expiry of the Term and discuss in good faith whether they should extend the term of this agreement for a period beyond the Term and, if so, the terms and conditions of such extension;

       (b) that, in the context of such discussions, STG shall provide Telecom with full details of its proposed handling fees for any extended term, together with all relevant supporting information; and

       (c) that any such extension shall be based on the principle that any efficiencies achieved, or any reductions in costs incurred, by STG during the Term shall be shared between Telecom and STG in determining the handling fees under this agreement for any extended term. In seeking to reach agreement upon the manner in which the benefit of any efficiencies or any reductions in costs are to be shared between Telecom and STG, Telecom and STG shall:

              (i) have regard to the respective contributions made by each of Telecom and STG in achieving such efficiencies and cost reductions;

              (ii) seek to ensure that they share in any efficiencies and cost reductions resulting from general industry trends and technology improvements.

3.3 Month by month extension: If STG continues to provide the Services to Telecom after expiry of the Term, without the agreement having been formally extended under clause 3.2, then:

       (a) this agreement shall continue in accordance with its terms until such time as one party gives at least one month's written notice of termination to the other, with such notice to specify the date of termination;

       (b) if this agreement is ultimately extended under clause 3.2, then the handling fees agreed for that extension shall, if they are lower than the Handling Fees under this agreement, be backdated to the end of the Term, and STG shall forthwith pay to Telecom the excess handling fees which have been charged by STG to Dealers.


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                                                                               6

4.     FORECASTING QUANTITIES

4.1 Forecasting methodology: The parties agree the following arrangements in respect of determining the necessary purchases of Equipment by STG in any month during the Term:

       (a) no later than five Working Days before the end of each month during the Term STG shall provide to Telecom:

              (i) details of Equipment sales in the previous month together with such other information as may reasonably be requested by Telecom to enable it to prepare a forecast of expected Equipment sales for each month of the twelve month period commencing on the first day of the month which is two months after the month in which the information is provided ("STG Forecast Information"). For example, where STG Forecast Information is being provided in December, the first month of the forecast period will be February; and

              (ii) a forecast of STG's expected stock of Equipment on hand at the beginning of the first month of the forecast period;

       (b) Telecom shall consider the STG Forecast Information in light of its knowledge of the Equipment market and its promotional plans over the period of the forecast and shall, by the end of the month in which the Sealcorp Forecast Information is provided, provide to
              STG:

              (i) a forecast of necessary Equipment sales and purchases for each month of that twelve month period ("Annual Forecast"); and

              (ii) details of the quantity of Equipment that it requires to be ordered for the first month of the forecast period (taking into account the Annual Forecast and the forecast stock levels advised by STG under clause 4.l(a)(ii)), together with details of the times at or by which it will require the orders to be placed by STG.

4.2    Detail of forecasts: In respect of:

       (a) the first month of the Annual Forecast, the Annual Forecast shall detail:

              (i) the quantity of Equipment to be purchased from each Manufacturer;

              (ii)   in respect of each  Manufacturer,  the  precise  models and
                     prices  of  the   Equipment  to  be  purchased   from  that
                     Manufacturer;

              (iii) the times at which Telecom requires that certain models of Equipment be ordered from the relevant Manufacturer;


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                                                                               7

       (b) the remaining months of the Annual Forecast, such forecast shall, to the extent reasonably and practically possible, provide the level of detail provided under paragraph (a).

4.3 Forecasted Quantity: The parties agree that the Annual Forecast shall be used as follows:

       (a) the forecast for Equipment purchases for the first month of the Annual Forecast shall be used in determining, under clause 4.4, the Equipment order that STG will be obliged to make under clause 5.1;

       (b) the forecast for Equipment sales shall be used in determining the Forecast Sales for each Quarter; and

       (c) the remaining months of the Annual Forecast shall be indicative, and for information purposes only.

4.4 Order Quantity: Immediately upon receipt of the information provided by Telecom under clause 4.1(b), STG shall send a signed notice to Telecom setting out the Equipment (in the detail specified in clause 4.2(a)) which it believes that it is required to purchase for the first month of the Annual Forecast period, and:

       (a) if Telecom agrees with the details of that notice, it shall promptly countersign it and return it to STG, upon which the details specified in that notice shall be the "Order Quantity" for the purposes of this agreement; or

       (b) if Telecom does not agree with the details of that notice, it shall notify STG of that fact and the parties shall meet urgently and as many times as necessary to agree the Order Quantity for the relevant month, and record that agreement in writing.

4.5 Extended or contracted forecast period for certain Equipment: The forecast methodology recorded in clause 4.1 is based on the assumption that a one month lead time is required to procure the Equipment which forms part of the Order Quantity. If, however, the procurement time of particular Equipment from a Manufacturer is shorter or longer than that period of one month, then STG may (at all times acting reasonably) advise Telecom of the required procurement period, and Telecom shall use all reasonable endeavours to provide the Order Quantity for that particular Equipment at a time which allows procurement by the time at which that Equipment is forecast to be required.

4.6 Forecast only: Each party acknowledges and agrees that the Annual Forecast to be provided under this section 4 is a forecast only, and that no liability attaches to any party in relation to the preparation of that forecast, except where that party has acted negligently or fraudulently in connection with such preparation.


5.     PURCHASE AND STORAGE OF EQUIPMENT

5.1    Purchase: For each month during the Term, STG shall purchase:


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                                                                               8

       (a) the Order Quantity of Handsets and Paging Equipment for that month, so that such Handsets and Paging Equipment are received as close to the time as is specified in the Annual Forecast for the relevant items of Equipment, but no earlier than two weeks prior to that required date; and

       (b)    such other  Handsets  and Paging  Equipment  as are  necessary  to satisfy the Handsets and Paging Equipment orders of Dealers and Telecom, so that such Handsets and Paging Equipment are received as soon as is reasonable and practicable after the date of the order, having regard to the procurement time of that Equipment from the relevant Manufacturer. All such Handsets and Paging Equipment purchases shall be first approved in writing by Telecom (which shall not unreasonably withhold or delay any such approval).

5.2 Manufacturer contracts: In order to enable it to fulfill its obligations under clause 5.1, and to otherwise meet the Handsets and Paging Equipment requirements of Dealers and Customers, STG shall within two months of commencement of the Term, and at all times thereafter during the Term, have an agreement for the purchase of Handsets and Paging Equipment with each Manufacturer, which shall:

       (a) authorise Telecom to negotiate as STG's agent, but in consultation with STG, the price of the Handsets and Paging Equipment purchased by STG from that Manufacturer;

       (b) contain a provision that all Handsets and Paging Equipment purchased by STG from the Manufacturer shall be at the price agreed between Telecom and the Manufacturer;

       (c) contain a provision that the Manufacturer will only make available to STG Handsets and Paging Equipment which have been approved by Telecom for supply to STG; and

       (d) contain a provision authorising STG to cancel an order from that Manufacturer which has not been delivered to STG within 10 Working Days of the due date for delivery,

       with all remaining terms to be agreed by STG with the Manufacturer.

5.3 Cancellation of orders: Where Telecom has approved an order of Equipment (whether as part of an Order Quantity or otherwise) and that Equipment has not been delivered by the relevant Manufacturer within 10 Working Days of the due date for delivery, then STG shall, if requested to do so by Telecom in writing, cancel that order in accordance with the provision referred to in clause 5.2(d).

5.4 Storage: During the Term, STG agrees to store all Equipment purchased by it in a secure, waterproof and otherwise appropriate storage facility until such time as it is to be delivered to a Dealer, and, in undertaking such storage, STG agrees to exercise the degree of skill, diligence, prudence and foresight which would reasonably be expected from a skilled and experienced operator engaged in the same type of undertaking.


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                                                                               9

5.5 Insurance: During the Term, STG agrees to effect and maintain insurance over the Equipment which is sufficient to fully replace the quantity of Equipment which is stored at STG's storage facility at any given time.

5.6 Storage fee: If any item of Equipment purchased pursuant to clause 5.1 or clause 5.8 (other than any damaged item of Equipment not being held by STG at the request of Telecom) has not been sold to a Dealer or Telecom and is, accordingly, still being stored by STG 90 days after it was delivered to STG from a Manufacturer or, where such Equipment is delivered to STG more than two weeks prior to the month for which it was ordered, is still being stored by STG 3 months after the commencement of that two week period, then Telecom shall pay to STG a storage fee equal to:

       (a) 2% (plus GST) of the purchase price of that Equipment per full month of further storage, for the next 3 months of further storage, or a pro rata amount for each part month of further storage up to the relevant 3 months;

       (b) 3% (plus GST) of the purchase price of that Equipment per full month of further storage thereafter, or a pro rata amount for each part month thereafter,

       by the 20th of the month following the month in which STG provides Telecom with an invoice for such amounts.

5.7 Warranty: Telecom warrants that all Equipment purchased by STG pursuant to clause 5.1 will be sold pursuant to section 6 or section 7 within 12 months of the date of delivery of the relevant Equipment to STG by a Manufacturer. If this warranty is breached, then the parties shall consult on, and attempt to agree upon, the appropriate outcome, provided always that if the parties have not been able to so agree within 20 Working Days of the breach arising:

       (a) Telecom shall purchase such Equipment from STG for a price equal to the purchase price of such Equipment by STG, plus GST;

       (b) STG shall continue to store such Equipment, at its risk and covered by its insurance, for such period as is specified by Telecom, and Telecom shall pay the storage fee referred to in clause 5.6; and

       (c) the parties shall consult on the appropriate manner of disposing of the Equipment, and agree that any proceeds of sale shall belong to Telecom.

5.8 Purchase of current Equipment inventory: Telecom agrees to sell, and STG agrees to purchase, all Equipment owned by Telecom as at the commencement date of this agreement (excluding all Equipment which Telecom either wishes to retain or which Telecom and STG agree is obsolete as at that date), on the following basis:

       (a)    such   Equipment  may  be  sold  and  purchased  in  one  or  more installments! shipments;


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                                                                              10

       (b) at or about the date of sale and purchase, and at any relevant subsequent date, Telecom shall provide STG with a list of Equipment which it wishes to sell under this clause, and STG shall as soon as practicable thereafter review that list and notify Telecom in writing of any items on the list which it regards as obsolete. If any such items are so notified, then Telecom and STG shall (acting in good faith) agree which of those items are to be deleted from the list. Once the list of Equipment being sold and purchased under this clause is agreed, each of Telecom and STG shall initial each page of that list for the purposes of identification;

       (c) the purchase price for each model of each type of Equipment shall be equal to the price of that model as advised by Telecom, plus GST;

       (d) Telecom shall deliver that Equipment, and an appropriate invoice, to STG either before, or as soon as practicable after, the commencement date of this agreement specified in clause 3.1 and, upon such delivery, title and risk in that Equipment shall pass to STG;

       (e) STG shall pay for each installment of that Equipment within 60 days of receipt of an appropriate invoice from Telecom; and

       (f) Telecom warrants that that Equipment will be sold to STG free from all liens, encumbrances, charges, mortgages and adverse interests of any nature whatsoever.

5.9 Warranties: The parties agree the following arrangements in relation to any Equipment sold by one party to the other under any provision of this agreement:

       (a) with effect from the time of sale the vendor of the relevant Equipment assigns (to the extent permitted by law) the benefit of all of its rights (including contractual rights and warranties) against third parties in respect of the Equipment; and

       (b) to the extent that any such rights are not assignable, the vendor of the Equipment shall hold such rights in trust for the other party, and that other party will be entitled to enforce such rights in the name of the vendor.

5.10 Services provided to Manufacturers: STG shall be permitted to perform those services specified in Schedule D for Manufacturers and, if it does provide any of such services to any Manufacturer, then they shall be provided at a price no greater than that set out in Schedule D, unless otherwise agreed in writing by Telecom (with any such agreement not to be unreasonably withheld or delayed).

5.11   Neutrality and confidentiality: STG agrees:

       (a) to deal with all Manufacturers equally, and not to favour any Manufacturer over any other, in any way, in any dealings with the Manufacturers (provided always that nothing in this clause shall oblige STG to purchase equal quantities of Equipment from each Manufacturer);

       (b) not to permit any conflict of interest to arise between its own interests and those of the Manufacturers generally, which may result in a breach of paragraph (a) of this clause; and

       (c) to not disclose any information provided to STG by a Manufacturer to any other Manufacturer, except with the prior written consent of the Manufacturer who provided the information.


6.     SALES OF EQUIPMENT

6.1 Supply of Equipment to Dealers: STG agrees to use all reasonable endeavours to supply Dealers with all of their requirements of Equipment in each month during the Term, pursuant to the dealer agreements referred to in clause 6.4 below.

6.2 Price of supply: In each Quarter during the Term, STG agrees to supply each item of each type of Equipment to Dealers at a price which does not exceed the aggregate of:

       (a)    the   purchase   price  of  that   Equipment   from  the  relevant
              Manufacturer, as determined on the basis referred to in clause 5.2, or from Telecom under clause 5.7, as the case may be;

       (b) the Handling Fee for the Forecast Sales of that type of Equipment for that Quarter; and

       (c) a percentage mark-up on the amount referred to in paragraph (a) to reflect the working capital costs incurred by STG as a result of the payment terms of any Manufacturer, on the basis set out in Schedule E, together with GST on that aggregate amount.

6.3 Adjustment to price of supply: If, in any Quarter, the actual quantity of Equipment sold by STG to Dealers and Customers in that Quarter:

       (a) exceeds the Forecast Sales for that Quarter, then the Handling Fees payable in each month of the next Quarter shall be reduced in accordance with the formula set out in Schedule E; or

       (b) is less than the Forecast Sales for that Quarter, then the Handling Fees payable in each month of the next Quarter shall be increased in accordance with the formula set out in Schedule E.

6.4 Dealer agreements: In order to enable it to fulfill its obligations under clause 6.1, and to meet the Equipment requirements of Dealers, STG shall at all times during the Term have an agreement with each Dealer for the sale of Equipment to that Dealer, which shall include the following terms:

       (a) a provision authorising Telecom to deduct from any amounts payable by Telecom to the Dealer under any agreement between those parties any amounts due for payment by the Dealer to STG under the dealer agreement, which have not yet been paid; and

       (b) a provision that the Dealer will be responsible for meeting the costs of all urgent or special orders of Equipment made by that Dealer, and that Dealers outside Auckland will meet the additional costs of same day delivery as opposed to next day delivery, with all remaining terms to be agreed by STG and the Dealer.

6.5 Delivery requirement: STG shall deliver, with each item of Equipment, such additional materials as are required by Telecom or a Manufacturer, and notified to STG in writing from time to time (including, without limitation, manuals, network connection agreements, and Equipment instructions).

6.6    Dealer credit limits:

       (a) STG agrees to impose on each Dealer a credit limit of an amount specified by Telecom from time to time, and agrees not to allow a Dealer's debt to STG to exceed that limit at any time;

       (b) Telecom agrees to notify STG promptly of any changes in the credit limit of any Dealer, and such changed credit limit shall apply from the date of notification, or from such other date as is specified by Telecom; and

       (c) STG shall be responsible for notifying each Dealer of its credit limit, and agrees to notify (in writing) any Dealer of any change in its credit limit, forthwith after receipt of notice of such change from Telecom.

6.7    Dealer debts:

       (a) STG agrees to use all reasonable endeavours during and after the Term to collect all amounts payable by each Dealer in respect of Equipment sold by STG to that Dealer;

       (b) if any Dealer defaults in any payment due to STO in respect of any Equipment sold by TG to that Dealer, then:

              (i) STG shall provide Telecom with full details of that default by the 10th day of the month after the month in which the default occurs;

              (ii) If STG has provided such details to Telecom by such date, Telecom shall, on the 15th day of the month after the month in which the default occurs, deduct the amount in respect of which that Dealer is in default from amounts payable by Telecom to that Dealer, and shall pay the amount deducted to STG within 10 Working Days of the deduction, provided always that if a Dealer in default subsequently pays STG, then STG shall forthwith advise Telecom of that fact, and refund to Telecom any moneys paid by Telecom to it in respect of the default by the relevant Dealer;

       (c) if any Dealer is declared bankrupt (in the case of an individual) or is placed in receivership, liquidation or statutory management (in the case of a company) and STG is owed money by that Dealer in respect of Handsets or Paging Equipment sold by STG to that Dealer, then:

              (i) STG shall forthwith notify Telecom of that fact, and provide Telecom with full details of the amount owing by that Dealer;

              (ii) Telecom agrees to pay to STG an amount equal to the lesser of that amount owing by, and the credit limit for, that Dealer, by the 20th day of the month following such notification; and

              (iii) all of STG's right and interest in the debt represented by the amount paid by Telecom under paragraph (ii) shall immediately upon notification under paragraph (i) be assigned to Telecom, and Telecom shall be entitled to enforce and collect that debt to the exclusion of STG.

6.8 Service levels: STG agrees to comply with the Dealer service levels specified in Part A of Schedule F in relation to the supply of Equipment to Dealers during the Term.

6.9 AlteratIons to service levels: STG agrees that Telecom shall be entitled to alter the service level requirements in Schedule F to respond to demand and/or trends in the Equipment, cellular and paging markets, provided always that:

       (a)    no alteration shall be made unless STG has first been consulted on
              the  proposed   alteration,   and  has  been  given  a  reasonable
              opportunity to provide comments thereon;

       (b)    all alterations must be reasonable; and

       (c) except as agreed by STG, no alteration shall be made where that would result in STG incurring materially higher costs in relation to the provision of the Services having regard to the anticipated profit margins thereon.

6.10   Hours of  operation:  STG shall  operate an order  system for Dealers and
       Telecom:

       (a) between the hours of 7.30am and 6pm on every Working Day during the Term; and

       (b) at other reasonable times during the Term as are specified by Telecom in relation to any promotional activity in which Telecom proposes to engage in relation to the sale of Equipment, the sale of airtime on the Telecom Cellular Network and/or the sale of other communications services to end users, and Telecom acknowledges that STG may also introduce an Internet ordering service during the Term.

7.     ORDERS BY CUSTOMERS

7.1 Sales of Equipment to Customers through Telecom: The parties acknowledge that Customers order Equipment from Telecom (rather than through a Dealer) by calling a Telecom customer service number such as "123" of "126", or by otherwise contacting Telecom, and the parties agree the arrangements recorded in this section 7 in relation to such orders.

7.2 Notification: As soon as practicable after receipt of an order from a Customer, Telecom will notify STG of the order in accordance with section 8, and such notification shall include details of:

       (a)    the order number for the order;

       (b)    the name of the Customer;

       (c)    the delivery address for the Customer;

       (d)    specific details of the Equipment ordered by the Customer; and

       (e) any special conditions of supply of Equipment to the Customer, including any non-standard delivery times or requirements.

7.3 Delivery/service requirements: Following receipt of the notice referred to in clause 7.2, STG shall, as agent for Telecom, deliver the relevant Equipment to the Customer within the time specified in Part B of Schedule F, and shall otherwise comply with the other service requirements of Part B of Schedule F.

7.4 Price and payment: STG shall sell to Telecom all Equipment delivered to Customers as Telecom's agent, and Telecom shall:

       (a) where that Equipment is delivered by the time required by Schedule F, purchase such Equipment from STG for a price determined in accordance with clause 6.2; or

       (b) where that Equipment is not delivered by the time required by Schedule F, purchase such Equipment for the aggregate of the amounts in clause 6.2(a) and clause 6.2(c), to the intent that Telecom shall not pay any Handling Fee in respect of such Equipment; and

       (c) pay for such Equipment within 10 Working Days of receipt of an invoice from STG.

7.5 Returns by Customers: If any Customer returns any Equipment for any valid reason (including under the Consumer Guarantees Act 1993), then STG shall inspect that Equipment, and:

       (a) if that Equipment is complete and in the condition that it was in when it was provided to the Customer (other than by way of a broken package seal), then STG shall place such item back into its stock of Equipment, and credit the purchase price of that Equipment to Telecom;

       (b) if that Equipment is not complete or is otherwise not in the condition that it was in when provided to the Customer, STG shall advise Telecom of that fact and Telecom and STG shall consult on the appropriate course of action, and, in both cases, Telecom shall pay to STG an inspection and handling fee of $7.25 per item of Equipment where the seal on the packaging of that Equipment is unbroken, or $10.00 per such item when that seal has been broken by the Customer.


8.     NOTIFICATION OF CUSTOMER ORDERS/ICMS

8.1 Manual notification: Telecom shall (at its option) notify STG of orders by Customers by means of facsimile, e-mail or, if STG has access to ICMS under this section 8, ICMS, during the working hours specified in clause
       6.10 (provided that if any notification is given before 7:30am on any day of operation it shall it shall be deemed to be given at 7.30am on that day or, if it is given on a day other than a day of operation or is given after 6:00pm on any day, it shall be deemed to be given at 7:30am on the next day of operation). Telecom will use its reasonable endeavours to comply with any reasonable request of STG in respect of the format of the notification.

8.2 ICMS notification: Telecom may (but shall not be obliged to) provide STG with an ICMS terminal and access to ICMS for the purposes of notification of Customer orders and, if that occurs:

       (a) Telecom will be solely responsible, at its cost, for installing and maintaining the ICMS terminal and the data link to allow that terminal to be used;

       (b) Telecom reserves the right to remove the ICMS terminal, and STG's access to ICMS, at any time, and shall be entitled to have full access to STG's premises to do that;

       (c) ownership of the ICMS terminal and data link, and all information stored in, or forming part of (including all software), ICMS, shall at all times remain the property of Telecom;

       (d) the ICMS terminal shall be at STG's sole risk while located at its premises; and

       (e) STG shall follow all requirements of Telecom in relation to the use of the ICMS terminal/data link and of ICMS, including (without limitation) those requirements set out in clause 8.3.

8.3    ICMS requirements:

       (a) STG shall use ICMS for the sole purpose of processing Customer orders and will not use, or allow any other person to use, ICMS for any other purpose whatsoever;

       (b) STG shall only permit persons authorised by Telecom, and who have an ICMS User ID Number issued to them by Telecom, to access ICMS;

       (c) STG shall establish, implement and at all times adhere to security procedures which are adequate to protect the ICMS terminal /data link and ICMS, and all information stored in, or forming part of, ICMS, and which are adequate to ensure compliance with its obligations under this section 8;

       (d) STG shall ensure that no data on ICMS is copied to any other computer system, and that no other computer system is at any time linked to or interfaced with ICMS, without the prior consent of Telecom;

       (e) STG shall not, and shall not allow any other person to, use the ICMS terminal/data link or ICMS to gain access to any other computer system linked to, or interfaced with, ICMS;

       (f) STG shall not, and shall not allow any other person to, decompile, reverse engineer or otherwise modify any software forming part of ICMS; and

       (k) STG shall promptly notify Telecom of a breach of the requirements of this section 8, investigate the cause of the breach, and promptly notify Telecom of the outcome of that investigation.

8.4 No warranties: STG acknowledges that Telecom makes no warranties or representations of any nature in relation to ICMS, the ICMS terminal/data link or the operation of, or the accuracy of any information stored in, such things. Notwithstanding anything hereinbefore contained, Telecom shall adjust any payment incorrectly made to STG to the extent appropriate where STG demonstrates that it has received an incorrect payment on account of inaccuracies in data stored in or provided by ICMS.

8.5 Indemnity in relation to ICMS: STG shall indemnify Telecom against all costs, claims, damages, demands, expenses, losses, liabilities, and proceedings arising out of, or in connection with, a breach by it or of its employees, agents or other representatives of the requirements of clauses 8.2 and 8.3.


9.     MEETINGS, REPORTING, SYSTEMS AND ACCESS TO INFORMATION AND AUDIT

9.1 Regular meetings: Telecom and STG agree to meet regularly throughout the Term with Manufacturers and Dealers to discuss operational and other matters arising out of or in connection with the purchase and sale of Equipment. In advance of each such meeting, each of Telecom and STG shall use its reasonable endeavours to provide the other party with details, together with any relevant supporting information, of any material matters which it wishes to discuss at the meeting.

9.2    Reporting: STG agrees to provide Telecom, at no cost to Telecom, with:

       (a) a written report on a weekly basis which contains the information specified in Schedule G;

       (b) a written report on a monthly basis which contains the information specified in Schedule G; and

       (c) such other reports as Telecom may reasonably request in relation to the Services and this agreement, and which STG is reasonably able to provide given the systems that it is required to maintain under clause 9.3,

9.3    Maintenance of systems:

       (a) STG shall, at all times during the Term, maintain accurate and complete inventory and other systems to monitor all matters associated with the Equipment, including its ordering, movement, delivery and sale; and

       (b) all systems used by STG in connection with this agreement which are, or use, or include any computer program or circuitry are fully "Year 2000" and leap year compliant, and will at all times:

              (i) function accurately and without interruption despite any change in date;

              (ii) accommodate and accurately calculate, store, and provide output of, any date information in millennium (i.e. four digits) date values; and

              (iii) accurately communicate centuries, leap years and other dates in data exchange with other software, systems or equipment (as applicable).

9.4 Access to information: STG agrees to provide Telecom and its authorised representatives (including, without limitation, its auditors) with full access to all of its business records relating to the Services and to its premises, at no cost, during normal working hours on any Working Day, for purposes genuinely related to the provision of the Services and this agreement (and not for any other purpose).

9.5    Audit:

       (a) STG shall have its auditors audit the information provided by STG to Telecom in respect of those items appearing in the Excel Spreadsheet "Phones @ 120K Units", a copy of which is set out in Schedule E above the heading "(i) Unit Price to Telecom" (except that in respect of those items from Fixed Cost to Total Invoice to Telecom inclusive, only the totals in respect of such items shall be subject to audit) at the time at which STG's usual financial audit is being carried out, and such auditors shall provide an audit report to Telecom on the accuracy of such information;

       (b) If Telecom has further concerns about the accuracy of this information or other information provided by STG, it may discuss these concerns with STG's auditors;

       (c)    in addition, Telecom shall be entitled:

              (i) to require that STG's auditors conduct an audit on the matters referred to in paragraph (a), and/or any other matters connected with this agreement, at any time; or

              (ii) to have its own auditors undertake an audit of the matters referred to in paragraph (a), and/or any other matters connected with this agreement, at any time,

       in each case at Telecom's cost, provided however that if any such audit shows a material discrepancy in relation to the subject matter of the audit, STG shall forthwith remedy that discrepancy and shall pay all costs associated with the audit.


10.    PAYMENT

10.1 Time of payment: Each party agrees to pay each invoice (with all such invoices to comply with the Goods and Services Tax Act 1985) received by it from the other party by the relevant date specified in this agreement or, if no such date is specified, by the 20th of the month following the month in which the invoice was received (Due Date).

10.2 Method of payment: Each party may, at its election, pay any invoice by either of the following methods:

       (a)    by cheque posted to the address specified in, or under, clause 16;
              or

       (b) by direct payment into a bank account nominated by the other party, and notified in writing to the first party.

10.3 Disputes: Where either party raises any dispute in relation to an invoice submitted under this agreement ("disputed invoice"), then:

       (a) that party must pay that part of the disputed invoice in respect of which no dispute exists, by the Due Date;

       (b)    in respect of that part of the disputed invoice which is disputed:

              (i) if the dispute is resolved at least five days before the Due Date, then the amount agreed by the parties to be payable, or determined under section 17 to be payable, must be paid by the Due Date;

              (ii) in all other cases, the amount agreed by the parties to be payable, or determined under section 17 to be payable, must be paid within five Working Days of such agreement or determination.

10.4 Disputes where invoice already paid: If a party pays any invoice in relation to any month notwithstanding that it has raised a dispute in respect of that invoice, or if a dispute arises in connection with an invoice after payment, then to the extent that the dispute is resolved in favour of the party who has paid the invoice, the amount which has been overpaid shall be deducted from the next invoice sent to that party after the dispute is resolved (or, if no such invoice is being provided in the month following resolution of the dispute, then that amount shall be paid to the relevant party by the 20th day of the following month).


11.    INTELLECTUAL PROPERTY PROTECTION

11.1 Intellectual Property Ownership: All Intellectual Property which is owned by, or is proprietary to, Telecom or STG shall at all times remain owned by, and be proprietary to, that party exclusively, notwithstanding any other provision of this agreement. Nothing in this agreement confers on a party any right or interest in, or licence to use (or permit or cause to be used) any of the other party's Intellectual Property, except that other party will have a non-exclusive licence to use that Intellectual Property to the extent required to give effect to this agreement. The licence under this clause will expire immediately on the expiry or termination of this agreement.

11.2 Indemnity by STG: STG shall indemnify Telecom and keep Telecom fully and effectively indemnified against all actions, proceedings, losses, liabilities, damages, claims, demands, costs and expenses (including all legal costs and expenses on a solicitor and own client basis) suffered or incurred by Telecom arising out of, or in connection with, any claim that the provision by STG of the Services, or the undertaking of any act by STG in connection with the Services or this agreement, infringes the intellectual property rights of any third party (a "third party intellectual property right claim").

11.3 Indemnity by Telecom: Telecom shall indemnify STG and keep STG fully and effectively indemnified against all actions, proceedings, losses, liabilities, damages, claims, demands, costs and expenses (including all legal costs and expenses on a solicitor and own client basis) suffered or incurred by STG arising out of, or in connection with, any claim that the performance by Telecom of any of its obligations under or in connection with this agreement infringes the intellectual property rights of any third party (also a "third party intellectual property right claim").

11.4 Procedure: The procedure for handling a third party intellectual property right claim shall be as follows:

       (a) the party against whom the claim is made must promptly notify the other party in writing of any allegations of infringement of which it has notice, or becomes aware, and must not make any admission or purport to settle any such claim without the other party's prior written consent (which shall not be unreasonably withheld or delayed);

       (b) the party against whom the claim is made shall, at the other party's request and expense, allow that other party to conduct and/or settle all negotiations and litigation resulting from any such claim, provided always that the party against whom the claim is made shall be entitled to be represented at, and be consulted on, all such negotiations and litigation; and

       (c) the party against whom the claim is made must, at the request of the other party, afford all reasonable assistance with such negotiations or litigation, and that other party must reimburse the party against whom the claim is made for its reasonable staff costs in relation to the provision of such assistance, together with any reasonable out of pocket expenses incurred by the party against whom the claim is made in doing so.

11.5   Remedies: If at any time following the service of any court order on:

       (a) STG preventing the provision of the Services by STG as a result of a third party intellectual property right claim, STG must, if requested by Telecom:

              (i) obtain the right to continue providing the Services to Telecom; or

              (ii)   modify the Services so that they become non-infringing,

       at STG's election and at its own expense, provided that STG must ensure that the remedy does not in any way affect the performance of the Services; or

       (b) Telecom preventing it from performing any obligation under or in connection with this agreement as a result of a third party intellectual property claim, Telecom must, if requested by STG:

              (i)    obtain the right to continue to perform that obligation; or

              (ii)   modify that obligation so that it becomes non-infringing,

       at Telecom's own election and at its own expense.


12.    FORCE MAJEURE

12.1 Force Majeure Event: Notwithstanding any other provision of this agreement, neither Telecom nor STG shall be liable for any failure or delay in complying with any obligation imposed on such party under this agreement (excluding any payment obligation) if:

       (a) the failure or delay arises from, or in connection with, a Force Majeure Event;

       (b) that party, on becoming aware of the Force Majeure Event, promptly notifies the other party in writing of the nature of, the expected duration of, and the obligation(s) affected by, the Force Majeure Event; and

       (c)    that party uses its best endeavours to:

              (i) mitigate the effects of the Force Majeure Event on that party's obligations under this agreement;

              (ii) perform that party's obligations in respect of the Services which are not affected by the Force Majeure Event; and

              (iii) perform that party's obligations under this agreement on time despite the Force Majeure Event.

12.2 Alternative Supply: If STG is unable to provide the Services due to or in connection with a Force Majeure Event, Telecom may obtain the Services from another person, or undertake the Services itself, until STG is able again to supply the Services.


13.    TERMINATION

13.1   Default: A party shall be in default under this agreement if:

       (a) that party fails to pay any amount due under this agreement by the due date for payment, and fails to remedy that failure within five Working Days after receiving written notice (inclusive of the date of receipt) from the other party requiring the failure to be remedied;

       (b) that party breaches, or fails to properly or promptly perform, any of its obligations (other than payment obligations) under this agreement provided that in the case of an immaterial breach, the non-defaulting party must first have given notice to the defaulting party on no fewer than two prior occasions requiring remedy of other immaterial breaches;

       (c) the primary, or all, of the business activities of that party are suspended or cease for more than five consecutive Working Days;

       (d) where that party is STG, it defaults on any material obligation (including a payment or confidentiality obligation) under any agreement or other arrangement with a Dealer or a Manufacturer;

       (e)    that party:

              (i) goes into receivership or has a receiver, trustee and manager (or either of them) (including a statutory manager) appointed in respect of all or any of its property;

              (ii) is unable to pay its debts as they fall due, or is presumed to be unable to pay its debts as they fall due under section 287 of the Companies Act 1993; or

              (iii) makes an assignment for the benefit of, or enters into or makes any arrangement or composition with, its creditors; or

       (f) any resolution is passed or any proceeding is commenced for the winding up or liquidation of that party (whether on a voluntary or involuntary basis).

13.2 General right to terminate: Either party may terminate this agreement immediately by written notice to the other if the other party is in default as specified in clause 13.1.

13.3 Right to terminate for Force Majeure Events: If a Force Majeure Event under section 12 continues for more than 5 consecutive Working Days, or for an aggregate of 10 Working Days in any six month period, then the party not claiming the benefit of the Force Majeure Event shall be entitled to terminate this agreement.

13.4 Effect of termination: When this agreement expires, or is terminated in accordance with clause 3.3, 13.2 or 13.3:

       (a) all further obligations of each party under this agreement shall cease'

       (b) each party shall return to the other party all Confidential Information received from the other party and held by it;

       (c) STG shall sell, and Telecom shall purchase, all Equipment owned by STG at the date of termination which is, at the time of physical delivery to Telecom, free from defect, appropriately packaged, and in the same condition as it was when received by STG from the relevant Manufacturer or Telecom (but excluding any Equipment purchased by STG other than in accordance with an Order Quantity or another order approved by Telecom). Such Equipment shall be purchased for a price equal to the aggregate purchase price of that Equipment by STG from Manufacturers or Telecom (as the case may be), plus GST (excluding, for the avoidance of doubt, any Handling Fees and working capital charges under clause 6.2). Telecom agrees to pay that price, together with any amounts accrued under clause 5.6 to the date of expiry or termination, within 7 days of being provided (at STG's cost) with physical possession of the Equipment, an invoice for the purchase price, and reasonable evidence supporting the purchase price. STG warrants that any Equipment sold under this clause shall be free from all liens, encumbrances, charges, mortgages and adverse interests of any nature whatsoever (and this warranty shall be deemed to be repeated on the date of sale under this clause);

       (d) STG shall provide Telecom with full details of all orders from Dealers or Customers which have not, as at the date of termination or expiry, been fulfilled;

       (e) STG will assist Telecom in transiting the provision of the Services to (at Telecom's election) one of Telecom's own business groups, one of Telecom's Related Companies, or to any person or persons nominated by Telecom; and

       (f) expiry or termination shall be without prejudice to the rights and remedies of either party arising out of or in connection with any breach of this agreement occurring prior to the date of termination, or to the rights of either party which have accrued prior to, or which arise out of or in connection with, such termination.


14.    GUARANTEE

14.1 Payment and Performance: Brocker unconditionally and irrevocably guarantees to Telecom the due and punctual payment by STG of all moneys from time to time payable by STG under this agreement, and the due, punctual and proper performance and observance by STG of all of its other obligations under this agreement.

14.2 Principal obligation: The liability of Brocker under this guarantee shall constitute a principal obligation of Brocker, and such liability shall not be relieved or in any way affected in a manner prejudicial to Telecom by any granting of time, waiver or forbearance to sue by Telecom, or by other act, omission, matter, circumstance or law whereby Brocker as a surety only would, but for the provisions of this clause, have been released from liability.


15.    CONFIDENTIALITY

15.1 Obligation of confidentiality: Each party shall at all times (including after the termination or expiry of this agreement) keep confidential, treat as privileged, and not directly or indirectly make any disclosure or use, or allow any announcement, to be made of:

       (a)    the subject matter or any of the terms of this agreement; or

       (b) any information directly or indirectly obtained from that other party under or in connection with this agreement,

       except to the extent:

       (c)    required by law;

       (d) that is necessary to satisfy the requirements of the New Zealand Stock Exchange or any other stock exchange or trading market upon which the relevant party or any of its Related Companies is listed or quoted;

       (e) necessary to obtain the benefit of, or to carry out any obligation under, this agreement; or

       (f) that the information is or becomes available in the public domain without a breach by a party of its confidentiality obligations under this clause or at law.

15.2   Compelled  disclosures:   If  any  party  is  required  to  disclose  any
       Confidential Information, that party shall:

       (a) immediately notify the other party in writing so that it may (if it considers appropriate) seek a protective order or other remedy;

       (b)    only disclose information to the extent legally required; and

       (c)    use  its  reasonable   endeavours  to  obtain   undertakings  that
              confidential treatment will be accorded to the information by the person to whom it is disclosed.

16.    NOTICES

16.1 Notices: Every notice to be given under, or in connection with, this agreement shall be given in writing by:

       (a)    personal delivery;

       (b) mailing by pre-paid registered post, in which case it shall be deemed to be given 2 Working Days after (but exclusive of) the date of mailing; or

       (c) facsimile transmission, in which case it shall be deemed to be given at the time specified in the facsimile transmission report of the facsimile from which the transmission was made which evidences full transmission, free of errors, to the facsimile number of the party given notice unless that party proves that, contrary to the transmission report, it was not transmitted, or it was not transmitted in a complete and legible state, to that party's facsimile, to the addressees specified below or if a written notice of change of address is given then to the new address:

       (a)    Sealcorp   Telecommunications  Group  Limited/Brocker  Investments
              Limited

              Full Address:   4 Bond Street
                              Grey Lynn
                              Auckland
              Phone:          09 376 7888
              Fax:            09 376 7887
              Contact person: Mike O'Brien, General Manager - STG/Telecom liaison person

       (b)    Telecom New Zealand Limited

              Full Address:   Level 9
                              Telecom House
                              13-27 Manners  Street
                              Wellington
              Phone:          (04) 382 3240
              Fax:            (04) 385 1564
              Contact person: Graeme Harrington, Group Product Manager

16.2 Working Days: Notwithstanding any other provision contained in this clause, any notice given after 5 pm on a Working Day, or on a day which is not a Working Day, shall be deemed to be given at 9 am on the next Working Day.


17.    DISPUTE RESOLUTION

17.1 Disputes: If any dispute arises between the parties out of or in connection with this agreement ("Dispute"), either party may, by written notice to the other party, summon a meeting of the parties to the Dispute. The party claiming a Dispute shall, in its written notice to the other party or parties, designate as its representative to attend the meeting(s) a person with authority to settle the Dispute. Each party who receives such written notice shall give notice to the other parties in writing within five Working Days of receipt designating as its representative to attend the meeting(s) a person with similar authority.

17.2 Negotiations: The persons designated as authorised representatives shall meet promptly as many times as necessary to discuss the matter and to negotiate in good faith to resolve the Dispute.

17.3   Mediation:   If  the   Dispute  is  not   resolved   by  the   authorised
       representatives within 10 Working Days of a written notice first being given by one party to the other or others pursuant to clause 17.1, the Dispute shall be referred to the mediation of a single mediator. The referral to mediation shall be commenced by a party serving written notice on the other party or parties to the Dispute stating in full the subject matter and details of the Dispute, and requiring the Dispute to be referred to a mediator to be appointed by agreement between the parties. Failing agreement within five Working Days after, and exclusive of, the date of service of the written notice, the mediator shall be appointed at the request of a party by the chairperson or any other office holder for the time being of the New Zealand chapter of LEADR, or the nominee of such chairperson or other office holder. The guidelines which shall govern the mediation shall be set by the parties. Failing agreement on the guidelines within five Working Days after the appointment of the mediator, a party may request the mediator to set the guidelines which shall govern the mediation. The parties agree to then submit to the mediation and to act in good faith in that mediation in attempting to resolve the Dispute.

17.4 Arbitration: Where no agreement is reached within 10 Working Days from the date of appointment of the mediator, any party to the Dispute shall be entitled, by notice in writing to the other party or parties, to require the Dispute to be finally resolved by arbitration under the Arbitration Act 1996 by a sole arbitrator to be appointed by agreement between the parties or, failing agreement within five Working Days of receipt of that notice, by the President of the New Zealand Law Society or their nominee. The decision of the arbitrator shall be final and binding on the parties, and the costs of the arbitrator shall (subject to any award by the arbitrator) be borne equally by the parties to the Dispute.

17.5 Condition precedent: Subject to any right any party may have to apply to a court for any interim or preliminary relief in respect of the Dispute, completion or termination of the mediation shall be a condition precedent to the commencement of arbitration under clause 17.4.

17.6 Restrictions on use of information obtained in course of negotiation and mediation: The parties acknowledge that the purpose of any exchange of information or documents or the making of any offer of settlement pursuant to clauses 17.2 or 17.3 is to attempt to settle the Dispute between the parties. No party may use any information or documents obtained solely by reason of clauses 17.2 or 17.3 for any purpose other than in an attempt to settle the Dispute.

18.1   GENERAL

18.1 Good faith: The parties shall act in good faith towards each other in respect of all dealings or matters under, or in connection with, this agreement.

18.2 Amendments: This agreement may only be amended, supplemented or novated in writing executed by all of the parties.

18.3 Costs: Each party shall pay its own costs of, and incidental to the negotiation, preparation, execution and enforcing or attempting to enforce this agreement.

18.4 Further assurances: Each party shall make all applications, execute all documents and do all acts and things reasonably required to implement and to carry out its obligations under this agreement.

18.5 No assignment: No party shall be entitled to directly or indirectly (including due to, or by way of, a change of control or sub-contract) assign, transfer or otherwise dispose of any of its rights under or interest in, or any of its obligations or liabilities under, or in connection with, or arising out of, this agreement, except with the prior written consent of the other parties, which consent shall not be unreasonably or arbitrarily withheld or delayed.

18.6 Waiver: Any delay, failure or forbearance by a party to exercise (in whole or in part) any right, power or remedy under, or in connection with, this agreement shall not operate as a waiver of such right, power or remedy. The waiver of any breach of any provision of this agreement shall not be effective unless that waiver is in writing and is signed by the party against whom that wavier is claimed. A waiver of any breach shall not be, or be deemed to be, a waiver of any other or subsequent breach.

18.7 Full force: The provisions of this agreement and any act, matter or thing done under or in connection with this agreement or in connection with any other agreement, instrument, document, judgement or order of any court or in connection with the expiry or earlier termination of this agreement shall not operate as a merger of any of the rights, powers or remedies of any of the parties under, or in connection with, this agreement or at law, and those rights, powers and remedies shall survive and continue in full force and effect to the extent that they are unfulfilled or not exhausted.

18.8 Entire agreement: This agreement constitutes (subject to any amendment in accordance with clause 18.2) the entire agreement, understanding and arrangement (express and implied) between the parties relating to the subject matter of this agreement and supersedes and cancels any previous agreement, understanding and arrangement relating thereto, whether written or oral.

18.9 Counterpart execution: This agreement may be executed in any number of counterparts (including facsimile copies) and, provided that both parties have executed a counterpart, the counterparts together shall constitute a binding and enforceable agreement between the parties.

18.10 Governing law: This agreement shall be governed by, and construed in accordance with, the laws of New Zealand.

19.1   CONDITION

19.1   Condition:  This agreement is  conditional  upon a deed entitled "Deed in
       relation  to  "Preferred   Supplier  Agreement  in  respect  of  Cellular
       Handsets" being executed by Motorola New Zealand Limited.

19.2 Condition subsequent: The condition contained in clause 19.1 is a condition subsequent. If it is not fulfilled by 21 November 1997, each of the parties shall take all such actions as are reasonably practicable to restore the parties to the position they were in immediately prior to execution of this agreement.

19.3 Notification: Telecom will notify STG of satisfaction of the condition in clause 19.1 promptly following execution of the relevant Deed by Motorola.

[GRAPHIC OMITTED]


EXECUTION

          SIGNED by TELECOM NEW ZEALAND
          LIMITED by:


          /s/ M. Jesudason
          -----------------------------
          Signature


          M. Jesudason
          -----------------------------
          Name


          General Manager - Business
          -----------------------------
          Position




           SIGNED by SEALCORP
           TELECCOMMUNICATIONS GROUP
           LIMITED by:


          /s/ M. B. Ridgway
          -----------------------------
          Signature


          Michael Ridgway
          -----------------------------
          Name


          Managing Director
          -----------------------------
          Position




          SIGNED by BROCKER INVESTMENTS
          LIMITED by:


          /s/ M. B. Ridgway
          -----------------------------
          Signature


          Michael Ridgway
          -----------------------------
          Name


          C.E.O.
          -----------------------------
          Position

                                   SCHEDULE A


                                     DEALERS


DEALER                                                                   ADDRESS
------------------------------------------------------------------------------------------------------------------------------------
Auckland Telecommunications             PO Box 52105                            Morningside                     Auckland
------------------------------------------------------------------------------------------------------------------------------------
J L Marketing                           PO Box 90382                            North Shore Mail Centre         Auckland
------------------------------------------------------------------------------------------------------------------------------------
Southtel Communications Limited         PO Box 13456                            Christchurch
------------------------------------------------------------------------------------------------------------------------------------
Corporate Connections Limited           PO Box 99263                            Auckland
------------------------------------------------------------------------------------------------------------------------------------
Kouka Telephone Services Limited        102 Tancred Street                      Ashburton
------------------------------------------------------------------------------------------------------------------------------------
New Age Communications                  PO Box 1509                             Wellington
------------------------------------------------------------------------------------------------------------------------------------
Telephone Equipment                     PO Box 1155                             Waikato Mail Centre             Hamilton
---------------------------------------- -------------------------------------------------------------------------------------------
Telephone House 1991 Limited            41 Halifax Street                       Nelson
------------------------------------------------------------------------------------------------------------------------------------
Telephone House Marlborough             1 Redwood Street                        Blenheim
------------------------------------------------------------------------------------------------------------------------------------
Total Network                           PO Box 77041                            Auckland
---------------------------------------- -------------------------------------------------------------------------------------------
Unicomm (United Communications          PO Box 14680                            Mt Wellington                   Auckland
------------------------------------------------------------------------------------------------------------------------------------
Unicomm Cellular(Nth Shore)             PO Box 10116                            Glenfield                       Auckland
------------------------------------------------------------------------------------------------------------------------------------
A Ellery & Sons Limited                 PO Box 178                              Greymouth
------------------------------------------------------------------------------------------------------------------------------------
A.T.S Communications                    PO Box 611                              Hamilton
------------------------------------------------------------------------------------------------------------------------------------
Able Business Machines                  PO Box 9119                             Wellington
------------------------------------------------------------------------------------------------------------------------------------
Access Telecom                          PO Box 7154                             Wellington
------------------------------------------------------------------------------------------------------------------------------------
Airwave Communication Services          PO Box 19520                            Avondale                        Auckland
------------------------------------------------------------------------------------------------------------------------------------
Alexandra Paper Plus                    64 Centennial Avenue                    Alexandra
------------------------------------------------------------------------------------------------------------------------------------
Allen Motors Northland                  PO Box 78                               Kaikohe
------------------------------------------------------------------------------------------------------------------------------------
Alpha Communications Limited            PO Box 392                              Napier
------------------------------------------------------------------------------------------------------------------------------------
Andcro Investments Limited              52 The Mall                             Cromwell
------------------------------------------------------------------------------------------------------------------------------------
Anderson Agencies                       52 The Mall                             Cromwell
------------------------------------------------------------------------------------------------------------------------------------
Anstiss Paper Plus                      PO Box 374                              Ashburton
------------------------------------------------------------------------------------------------------------------------------------

DEALER                                                                   ADDRESS
------------------------------------------------------------------------------------------------------------------------------------
Asmex Business Communications           PO Box 1720                             Parnell                         Auckland
------------------------------------------------------------------------------------------------------------------------------------
Australasian Business Systems           PO Box 11-511                           Wellington
------------------------------------------------------------------------------------------------------------------------------------
Automation & Electronics Limited        PO Box 1049                             Tauranga
------------------------------------------------------------------------------------------------------------------------------------
Barcham Projects Limited                PO Box 633                              Hastings
------------------------------------------------------------------------------------------------------------------------------------
Bay Business Centre                     PO Box 390                              Tauranga
------------------------------------------------------------------------------------------------------------------------------------
Beech Communications                    PO Box 13 423                           Christchurch
------------------------------------------------------------------------------------------------------------------------------------
Berry Electronics                       148 Thames Street                       Oamaru
------------------------------------------------------------------------------------------------------------------------------------
Blenheim Electric House                 PO Box 52                               Blenheim
------------------------------------------------------------------------------------------------------------------------------------
Blue Star Office Automation             PO Box 68-421                           Newton                          Auckland
------------------------------------------------------------------------------------------------------------------------------------
Blue Star Office Automation             PO Box 1868                             Palmerston North
------------------------------------------------------------------------------------------------------------------------------------
Blue Star Office Products               PO Box 235                              Tauranga
------------------------------------------------------------------------------------------------------------------------------------
Bon Pacific Trading Limited             PO Box 1292                             Auckland 1
------------------------------------------------------------------------------------------------------------------------------------
Boonen Electronics                      106 The Strand                          Whakatane
------------------------------------------------------------------------------------------------------------------------------------
Brent Cowan Communications Limited      PO Box 490                              Dunedin
------------------------------------------------------------------------------------------------------------------------------------
Buckton Communication                   PO Box 491                              Te Puke
------------------------------------------------------------------------------------------------------------------------------------
Business Applications                   PO Box 2088                             Gisborne
------------------------------------------------------------------------------------------------------------------------------------
Business Communications Solutions       Box 6320                                Te Aro                          Wellington
------------------------------------------------------------------------------------------------------------------------------------
Business Services 2000 Limited          11 Russell Street                       Foxton
------------------------------------------------------------------------------------------------------------------------------------
Canterbury Business Svces Limited       4 Moorhouse Avenue                      Christchurch
------------------------------------------------------------------------------------------------------------------------------------
CDG Systems                             PO Box 11982                            Wellington
------------------------------------------------------------------------------------------------------------------------------------
Cell Line Limited                       PO Box 62214                            Sylvia Park                     Mt Wellington
------------------------------------------------------------------------------------------------------------------------------------
Cell Link Limited                       PO Box 14507                            Wellington
------------------------------------------------------------------------------------------------------------------------------------
Celldirect                              PO Box 91204                            Wellesley Street                Auckland
------------------------------------------------------------------------------------------------------------------------------------
Ceilnet Mobile Services Limited         PO Box 14002                            Panmure                         Auckland
------------------------------------------------------------------------------------------------------------------------------------
Cellphone City                          PO Box 9337                             Wellington
------------------------------------------------------------------------------------------------------------------------------------
Cellphone City (Palmerston North)       PO Box 4224                             Palmerston North
------------------------------------------------------------------------------------------------------------------------------------
Celltech Limited                        PO Box 90 328                           Ponsonby                        Auckland
------------------------------------------------------------------------------------------------------------------------------------

                                                                              30

DEALER                                                                   ADDRESS
------------------------------------------------------------------------------------------------------------------------------------
Celltronic                              PO Box 13595                            Newlands                        Wellington
------------------------------------------------------------------------------------------------------------------------------------
Cellular 1 Pacific                      1 Crd                                   Oamaru
------------------------------------------------------------------------------------------------------------------------------------
Cellular Business Systems               PO Box 26044                            Wellington
------------------------------------------------------------------------------------------------------------------------------------
Cellular One - Manukau                  32c Lambie Drive                        Manukau City
------------------------------------------------------------------------------------------------------------------------------------
Cellular One - Newmarket                PO Box 9435                             Newmarket                       Auckland
------------------------------------------------------------------------------------------------------------------------------------
Cellular One - Smart Phones             PO Box 21                               Tauranga
------------------------------------------------------------------------------------------------------------------------------------
Cellular One - Takapuna                 135 Wairau Rd                           Takapuna                        Auckland
------------------------------------------------------------------------------------------------------------------------------------
Cellular One-Smart Phones               PO Box 2208                             Rotorua
------------------------------------------------------------------------------------------------------------------------------------
Cellular Solutions                      PO Box 34020et                          Birkenhead                      Auckland
------------------------------------------------------------------------------------------------------------------------------------
Central Communications                  PO Box 16122                            Hamilton
------------------------------------------------------------------------------------------------------------------------------------
Central Electric Limited                PO Box 275                              Alexandra
------------------------------------------------------------------------------------------------------------------------------------
Central Refrigeration Services Limited  PO Box 170                              Taumarunui
------------------------------------------------------------------------------------------------------------------------------------
Check Point Enterprises Limited         PO Box 50770                            Porirua
------------------------------------------------------------------------------------------------------------------------------------
Christie Electrics                      PO Box 21                               Whakatane
------------------------------------------------------------------------------------------------------------------------------------
CN Security                             PO Box 5102                             Napier
------------------------------------------------------------------------------------------------------------------------------------
Coastal Communications Limited          PO Box 2461                             Tauranga
------------------------------------------------------------------------------------------------------------------------------------
Coastline Auto Electrical               PO Box 240                              Whangamata
------------------------------------------------------------------------------------------------------------------------------------
Communication Works                     PO Box 90077                            Victoria Street                 Auckland
------------------------------------------------------------------------------------------------------------------------------------
Communication Developments Limited      PO Box 46210                            Herne Bay                       Auckland
------------------------------------------------------------------------------------------------------------------------------------
Computer Brokers                        Private Bag 102999                      North Shore Mail Centre         Auckland
------------------------------------------------------------------------------------------------------------------------------------
Computerland WCS                        PO Box 878                              Masterton
------------------------------------------------------------------------------------------------------------------------------------
Comserv                                 PO Box 1459                             Rotorua
------------------------------------------------------------------------------------------------------------------------------------
Comtech Telecommunications Limited      PO Box 112015                           Penrose                         Auckland
------------------------------------------------------------------------------------------------------------------------------------
Craigs Computers & Comms Limited        47 Belmont Road                         Paeroa
------------------------------------------------------------------------------------------------------------------------------------
Crandall Paper Plus                     71 Picton Street                        Howick                          Auckland
------------------------------------------------------------------------------------------------------------------------------------
Cromwell Paper Plus                     68 The Mall                             Cromwell
------------------------------------------------------------------------------------------------------------------------------------
D&J Conroy Partnership                  PO Box 690                              Queenstown
------------------------------------------------------------------------------------------------------------------------------------

                                                                              31

DEALER                                                                   ADDRESS
------------------------------------------------------------------------------------------------------------------------------------
Datatronics Limited                     PO Box 866                              Palmerston North
------------------------------------------------------------------------------------------------------------------------------------
Daves Car Audio                         2a Barbour Street                       Cbristchurch
------------------------------------------------------------------------------------------------------------------------------------
David Brice Electronics                 47 Kimbolton Road                       Feilding
------------------------------------------------------------------------------------------------------------------------------------
Deemess Telectronics Limited            PO Box 460                              Wanganui
------------------------------------------------------------------------------------------------------------------------------------
Driving Sound Limited                   131 Wairau Road                         Glenfleld                       Auckland
------------------------------------------------------------------------------------------------------------------------------------
Duckworths RTS                          PO Box 532                              Napier
------------------------------------------------------------------------------------------------------------------------------------
Echo Mechanical & Electrical            PO Box 315                              Alexandra
------------------------------------------------------------------------------------------------------------------------------------
Edwin Brown Limited                     626 Pollen Street                       Thames
------------------------------------------------------------------------------------------------------------------------------------
Ellerys Home Appliances                 11 Weld Street                          Hokitika
------------------------------------------------------------------------------------------------------------------------------------
Ericsson Cellular Limited               PO Box 14946                            Panmure                         Auckland
------------------------------------------------------------------------------------------------------------------------------------
Ericsson Cellular Limited               PO Box 14946                            Panmure                         Auckland
------------------------------------------------------------------------------------------------------------------------------------
Fairbairn Lawes Limited                 219 Queen Street                        Nelson
------------------------------------------------------------------------------------------------------------------------------------
Flemings Electrical                     PO Box 286                              Waipukarau
------------------------------------------------------------------------------------------------------------------------------------
Foveaux Communications                  PO Box 1282                             Invercargill
------------------------------------------------------------------------------------------------------------------------------------
GDC (NZ) Limited                        PO Box 90888                            Auckland
------------------------------------------------------------------------------------------------------------------------------------
Gemini Electrical                       PO Box 117                              Kaitaja
------------------------------------------------------------------------------------------------------------------------------------
Genesis Communications                  PO Box 27344                            Mt Roskill                      Auckland
------------------------------------------------------------------------------------------------------------------------------------
Gisborne Furniture Court                310 Gladstone Street                    Gisborne
------------------------------------------------------------------------------------------------------------------------------------
Go Mobile                               PO Box 22 777                           Christchurch
------------------------------------------------------------------------------------------------------------------------------------
Golden Bay Services                     11 Commercial Street                    Takaka                          Nelson
------------------------------------------------------------------------------------------------------------------------------------
H M Winlove Limited                     PO Box 198                              Waipukarau
------------------------------------------------------------------------------------------------------------------------------------
Halls Home Team                         22 Queens Street                        Warkworth
------------------------------------------------------------------------------------------------------------------------------------
Hawkes Bay Telephone Co                 PO Box 1187                             Onekawa                         Napier
------------------------------------------------------------------------------------------------------------------------------------
Heathcote Appliances                    PO Box 32                               Morrinsville
------------------------------------------------------------------------------------------------------------------------------------
Heral Business Centre                   PO Box 1143                             Gisborne
------------------------------------------------------------------------------------------------------------------------------------
Herkt Home Appliances                   Box 615                                 Blenheim
------------------------------------------------------------------------------------------------------------------------------------
Hubands Appliance Court                 76 Victoria Street                      Dargaville
------------------------------------------------------------------------------------------------------------------------------------

                                                                              32

DEALER                                                                   ADDRESS
------------------------------------------------------------------------------------------------------------------------------------
Hubands Retravision                     PO Box 646                              Whangarei
------------------------------------------------------------------------------------------------------------------------------------
Hughsons Bookshop                       PO Box 450                              Hawera
------------------------------------------------------------------------------------------------------------------------------------
Icom Systems                            PO Box 101629                           North Shore Mail Centre         Auckland
------------------------------------------------------------------------------------------------------------------------------------
Industrial Communication Svcs           PO Box 12645                            Penrose                         Auckland
------------------------------------------------------------------------------------------------------------------------------------
Inform Communications                   1 Bennett Street                        Mt Albert                       Auckland
------------------------------------------------------------------------------------------------------------------------------------
J H Greenwood & Co Limited              PO Box 91                               Westport
------------------------------------------------------------------------------------------------------------------------------------
Just Cellphones                         37b Calypso Place                       Rothesay Bay                    Auckland
------------------------------------------------------------------------------------------------------------------------------------
Kaikoura Appliances                     41 Westend                              Kaikoura
------------------------------------------------------------------------------------------------------------------------------------
Kilbirnie Paper Plus                    PO Box 14445                            Kilbirnie                       Wellingto
------------------------------------------------------------------------------------------------------------------------------------
Lanz Home & Business Equipment          PO Box 33412                            Takapuna                        Auckland
------------------------------------------------------------------------------------------------------------------------------------
Lanz Office Equipment Limited           PO Box 33412                            Takapuna                        Auckland
------------------------------------------------------------------------------------------------------------------------------------
M R Repairs Limited                     PO Box 76083                            Manukau City                    Auckland
------------------------------------------------------------------------------------------------------------------------------------
Mainpower Appliance Centre              Westend                                 Rangiora                        Christchurch
------------------------------------------------------------------------------------------------------------------------------------
Mangatea Communications Limited         62 High Street                          Blenheim
------------------------------------------------------------------------------------------------------------------------------------
Marlborough Electronics Limited         PO Box 552                              Blenheim
------------------------------------------------------------------------------------------------------------------------------------
Mclachlans TV & Video Limited           PO Box 375                              Taumarunui
------------------------------------------------------------------------------------------------------------------------------------
Meikles Lifestyle Centre                The Strand                              Whakatane
------------------------------------------------------------------------------------------------------------------------------------
Mercury Bay Electrical                  49 Albert Street                        Whitianga
------------------------------------------------------------------------------------------------------------------------------------
Mimes Electrical                        PO Box 205                              Tokoroa
------------------------------------------------------------------------------------------------------------------------------------
MJ & AM Kingan Limited                  PO Box 170                              Ashburton
------------------------------------------------------------------------------------------------------------------------------------
Mobile Business Solutions Limited       PO Box 68678                            Newton                          Auckland
------------------------------------------------------------------------------------------------------------------------------------
Moirs Paper Plus                        PO Box 686                              Nelson
------------------------------------------------------------------------------------------------------------------------------------
Monty Knight Limited                    PO Box 388                              Kaitaja
------------------------------------------------------------------------------------------------------------------------------------
Motorola Cellular                       Private Bag 14943                       Panmure                         Auckland
------------------------------------------------------------------------------------------------------------------------------------
Mt Campbell Communication Limited       108 Vanguard Street                     Nelson
------------------------------------------------------------------------------------------------------------------------------------
Multiline Telecommunications            PO Box 108                              Tauranga
------------------------------------------------------------------------------------------------------------------------------------
Nautech Electronics                     PO Box 82063                            Highland Park                   Auckland
------------------------------------------------------------------------------------------------------------------------------------

DEALER                                                                   ADDRESS
------------------------------------------------------------------------------------------------------------------------------------
Nelson Retravision (Sony A/C)           PO Box 503                              Nelson
------------------------------------------------------------------------------------------------------------------------------------
Netway Communications Limited           PO Box 5653                             Wellesley Street                Auckland
------------------------------------------------------------------------------------------------------------------------------------
Newbolds Masterton                      Cr Queen & Bannister                    Masterton
------------------------------------------------------------------------------------------------------------------------------------
Newbolds Porirua                        11 Serlby Place                         Porirua                         Wellington
------------------------------------------------------------------------------------------------------------------------------------
Newbolds Upper Hutt                     PO Box 40142                            Upper Hutt                      Wellington
------------------------------------------------------------------------------------------------------------------------------------
Noel Aymes Limited                      58-60 Maniapoto Street                  Otorohanga
------------------------------------------------------------------------------------------------------------------------------------
Novacom Systems Limited                 32 View Road                            Glenfleld                       Auckland
------------------------------------------------------------------------------------------------------------------------------------
Office Communications                   PO Box 371                              Hamilton
------------------------------------------------------------------------------------------------------------------------------------
P B Autoelectrical Limited              PO Box 253                              Greymouth
------------------------------------------------------------------------------------------------------------------------------------
Pakuranga Paper Plus                    Shop 7                                  Warehouse Complex
------------------------------------------------------------------------------------------------------------------------------------
Penninsula Betta Electrical             PO Box 134                              Whitianga
------------------------------------------------------------------------------------------------------------------------------------
Penwardens Radio & TV                   PO Box 325                              Tokoroa
------------------------------------------------------------------------------------------------------------------------------------
Phone Link South Limited                PO Box 1520                             Invercargill
------------------------------------------------------------------------------------------------------------------------------------
Phoneland                               PO Box 375                              Gisborne
------------------------------------------------------------------------------------------------------------------------------------
Phonequip/Alarmquip Limited             PO Box 7053                             Sydneham                        Christchurch
------------------------------------------------------------------------------------------------------------------------------------
Pinehill Office Services                Paekalcareki Hill Road                  Rd 1                            Plimmerton
------------------------------------------------------------------------------------------------------------------------------------
Pitcher Electrical Limited              PO Box 107                              Whangamata
------------------------------------------------------------------------------------------------------------------------------------
Quality Electronics                     PO Box 5326                             Palinerston North
------------------------------------------------------------------------------------------------------------------------------------
Quixley Communications Limited          PO Box 8179                             Eden Terrace                    Auckland
------------------------------------------------------------------------------------------------------------------------------------
R C Auto Accessories                    PO Box 8485                             Riccarton                       Christchurch
------------------------------------------------------------------------------------------------------------------------------------
Radio Communications Limited            PO Box 9430                             Hamilton
------------------------------------------------------------------------------------------------------------------------------------
Radio House                             PO Box 218                              Taumarunui
------------------------------------------------------------------------------------------------------------------------------------
Rangitikei Electrical Limited           PO Box 153                              Marton
------------------------------------------------------------------------------------------------------------------------------------
Red Eagle Corporation Limited           Private Bag 92811                       Penrose                         Auckland
------------------------------------------------------------------------------------------------------------------------------------
Riccarton Paper Plus                    Rotherham Street                        Riccarton                       Christchurch
------------------------------------------------------------------------------------------------------------------------------------
Rices                                   Mersey Street                           Invercargill
------------------------------------------------------------------------------------------------------------------------------------
Richardson Communications Limited       PO Box 309                              Otorohanga
------------------------------------------------------------------------------------------------------------------------------------

DEALER                                                                   ADDRESS
------------------------------------------------------------------------------------------------------------------------------------
Rowan Morgan Computers                  PO Box 601                              Manurewa                        Auckland
------------------------------------------------------------------------------------------------------------------------------------
Silverdale Cellphones                   PO Box 175                              Silverdale                      Auckland
------------------------------------------------------------------------------------------------------------------------------------
Sound Business Systems Limited          PO Box 90722                            Auckland Mail Centre            Auckland
------------------------------------------------------------------------------------------------------------------------------------
South Island Electronics                182 Hawthornden Road                    Avonhead                        Christchurch
------------------------------------------------------------------------------------------------------------------------------------
Southern Business Systems               14 Murdoch Street                       Hawera
------------------------------------------------------------------------------------------------------------------------------------
Southmark Computers (Sth Is)            PO Box 8642                             Christchurch
------------------------------------------------------------------------------------------------------------------------------------
Southpower                              Private Bag                             Cbristchurch
------------------------------------------------------------------------------------------------------------------------------------
Surelock Homes Limited                  Shop 40-41, Level 1                     Lambton Square                  180 Lambton Quay
------------------------------------------------------------------------------------------------------------------------------------
Sutherland Security Centre Limited      PO Box 517                              Whangarei
------------------------------------------------------------------------------------------------------------------------------------
Tait Communications                     88 Austin Street                        Onekawa                         Napier
------------------------------------------------------------------------------------------------------------------------------------
Tait Communications                     549 Te Rapa Road                        Hamilton
------------------------------------------------------------------------------------------------------------------------------------
Tait Communications                     PO Box 3390                             New Plymouth
------------------------------------------------------------------------------------------------------------------------------------
Tait Communications                     7 Hautonga Street                       Petone                          Wellington
------------------------------------------------------------------------------------------------------------------------------------
Team Communications                     8 Ambury Court                          1 Porters Avenue                Eden Terrace
------------------------------------------------------------------------------------------------------------------------------------
Team Communications                     Unit 3,                                 709 Tremaine Avenue             Palmerston North
------------------------------------------------------------------------------------------------------------------------------------
Telephone Services Limited              5b Benefield Street                     Wanganui
------------------------------------------------------------------------------------------------------------------------------------
Teletech Communications Limited         PO Box 21618                            Auckland
------------------------------------------------------------------------------------------------------------------------------------
Teletronics Radio & TV Services         PO Box 389                              Masterton
------------------------------------------------------------------------------------------------------------------------------------
Thames Sound Shack Limited              634 Pollen Street                       Thames
------------------------------------------------------------------------------------------------------------------------------------
The Business Centre                     PO Box 2179                             Wellington
------------------------------------------------------------------------------------------------------------------------------------
The Cellular Dealer Team H/O            PO Box 90639                            Auckland
------------------------------------------------------------------------------------------------------------------------------------
The Cellular Phone Company Limited      66 Stoddard Road                        Mt Roskill                      Auckland
------------------------------------------------------------------------------------------------------------------------------------
The Fermah Group                        Level One                               Postbank House                  The Strand
------------------------------------------------------------------------------------------------------------------------------------
The Mobile Office Company               PO Box 38522                            Howick                          Auckland
------------------------------------------------------------------------------------------------------------------------------------
The Office Shop                         PO Box 1577                             Invercargill
------------------------------------------------------------------------------------------------------------------------------------
The Telephone Company                   PO Box 5111                             Dunedin
------------------------------------------------------------------------------------------------------------------------------------
Thomas Electronics Limited              PO Box 1590                             Dunedin
------------------------------------------------------------------------------------------------------------------------------------

                                                                              35

DEALER                                                                   ADDRESS
------------------------------------------------------------------------------------------------------------------------------------
Trio Business Centre Limited            PO Box 539                              New Plymouth
------------------------------------------------------------------------------------------------------------------------------------
Triton Cellular Network Limited         PO Box 51130                            Pakuranga                       Auckland
------------------------------------------------------------------------------------------------------------------------------------
Ubix Communications                     Cnr Armagh & Durham                     Christchurch
------------------------------------------------------------------------------------------------------------------------------------
Ubix Communications                     109 Lower Cameron Street                Whangarei
------------------------------------------------------------------------------------------------------------------------------------
Ubix Communications                     PO Box 2104                             Tauranga
------------------------------------------------------------------------------------------------------------------------------------
Ubix Communications                     Cnr Eruera & Fenton                     Rotorua
------------------------------------------------------------------------------------------------------------------------------------
Ubix Communications                     9 Robe Street                           New Plymouth
------------------------------------------------------------------------------------------------------------------------------------
Ubix Communications                     Cnr Albert & Main Street                Palmerston North
------------------------------------------------------------------------------------------------------------------------------------
Ubix Communications                     Cnr Castle &                            St Andrew Street                P.O Box 6338
------------------------------------------------------------------------------------------------------------------------------------
Ubix Communications                     Back Of Government Life Building        Whakatu Lane                    Nelson
------------------------------------------------------------------------------------------------------------------------------------
Ubix Communications                     32 Church Street                        Timaru
------------------------------------------------------------------------------------------------------------------------------------
Ubix Copy Centre                        PO Box 620                              Gisborne
------------------------------------------------------------------------------------------------------------------------------------
Ubix Telephone Technology               PO Box 9148                             London Street                   Hamilton
------------------------------------------------------------------------------------------------------------------------------------
Wairoa Power Limited                    PO Box 131                              Wairoa
------------------------------------------------------------------------------------------------------------------------------------
Wanganui Motors Limited                 86 Clyde Street                         Ohakune
------------------------------------------------------------------------------------------------------------------------------------
Wellington Business Equipment           PO Box 27502                            Wellington
------------------------------------------------------------------------------------------------------------------------------------
Wensley 2 Way Radio                     108 Vanguard Street                     Nelson
------------------------------------------------------------------------------------------------------------------------------------
Wgtn Telecommunications Limited         PO Box 1272                             Wellington
------------------------------------------------------------------------------------------------------------------------------------
Whakatane Appliances Limited            PO Box 301                              Whakatane
------------------------------------------------------------------------------------------------------------------------------------
Wood Appliances                         Belmont Road                            Paeroa
------------------------------------------------------------------------------------------------------------------------------------
Absolute Telecommunications             PO Box 15                               98 Main Street                  Gore
------------------------------------------------------------------------------------------------------------------------------------
Abtec Installations Limited             PO Box 51067                            Tawa
------------------------------------------------------------------------------------------------------------------------------------
Adamson & Holland Limited               PO Box 10060                            Palmerston North
------------------------------------------------------------------------------------------------------------------------------------
Advanced Networks Limited               PO Box 31436                            Lower Hutt                      Wellington
------------------------------------------------------------------------------------------------------------------------------------
Air Cell Communications Spec            1237 Ada Street                         Hastings
------------------------------------------------------------------------------------------------------------------------------------
Air Digital Communications Adc          Box 570                                 125 Commerce Street             Kaitaia
------------------------------------------------------------------------------------------------------------------------------------
Alcom Comm Services Limited             PO Box 6145                             Rotorua
------------------------------------------------------------------------------------------------------------------------------------

                                                                              36

DEALER                                                                   ADDRESS
------------------------------------------------------------------------------------------------------------------------------------
Anderson Electromcs Services Limited    PO Box 126                              Gore
------------------------------------------------------------------------------------------------------------------------------------
Arndt Electronics                       10 Orowaiti Street                      Westport
------------------------------------------------------------------------------------------------------------------------------------
Ashley Electronics Limited              PO Box 212                              14 Bank Street                  Timaru
------------------------------------------------------------------------------------------------------------------------------------
Basil North Limited                     PO Box 225                              Mosgiel
------------------------------------------------------------------------------------------------------------------------------------
Baylink Communications                  6 Commercial St                         Takaka
------------------------------------------------------------------------------------------------------------------------------------
Beeby Electronics                       PO Box 192                              James Street                    Balclutha
------------------------------------------------------------------------------------------------------------------------------------
Blenheim Toyota                         PO Box 802                              21 Main Street                  Blenheim
------------------------------------------------------------------------------------------------------------------------------------
Campbell Communications                 93 Broadway                             Kaikohe
------------------------------------------------------------------------------------------------------------------------------------
Capital Communications Limited          PO Box 50299                                                            Wellington
------------------------------------------------------------------------------------------------------------------------------------
Car Conceptz                            97 Amohau Street                        Rotorua
------------------------------------------------------------------------------------------------------------------------------------
Cellfax Communication Wholesalers       PO Box 17270                            Greenlane                       Auckland
------------------------------------------------------------------------------------------------------------------------------------
Cellphone Warehouse                     290 Ti Rakau Drive                      East Tamaki                     Auckland
------------------------------------------------------------------------------------------------------------------------------------
Cellphone Warehouse                     PO Box 9800                             Newmarket                       Auckland
------------------------------------------------------------------------------------------------------------------------------------
Cellphone Warehouse                     Crn St Lukes & Sandringham Rd           St Lukes                        Auckland
------------------------------------------------------------------------------------------------------------------------------------
Cellular & Office Services              PO Box 1435                             Palmerston North
------------------------------------------------------------------------------------------------------------------------------------
Chris White Auto-Electrical             PO Box 181                              Waipukurau
------------------------------------------------------------------------------------------------------------------------------------
Coastal Communications Limited          PO Box 492                              Gisborne
------------------------------------------------------------------------------------------------------------------------------------
Complete Telecommunications             PO Box 187                              94 Arawa Street                 Rotorua
------------------------------------------------------------------------------------------------------------------------------------
Computerland Hawkes Bay                 PO Box 2091                             Stortford Lodge                 Hastings
------------------------------------------------------------------------------------------------------------------------------------
Comtel Systems Limited                  PO Box 644                              Wanganui
------------------------------------------------------------------------------------------------------------------------------------
Cosyn Commercial Group                  PO Box 331474                           Auckland
------------------------------------------------------------------------------------------------------------------------------------
Counties Power                          Private Bag 4                           Pukekohe                        Auckland
------------------------------------------------------------------------------------------------------------------------------------
Dive Communication Systems              14 Burnton Street                       Lower Hutt
------------------------------------------------------------------------------------------------------------------------------------
Easiphone                               PO Box 1196                             37b Bright Street               Gisborne
------------------------------------------------------------------------------------------------------------------------------------
Eastland Auto Electrical                PO Box 1163                             384 Childers Road               Gisborne
------------------------------------------------------------------------------------------------------------------------------------
Electronic Machine Services Limited     PO Box 2182                             Dunedin
------------------------------------------------------------------------------------------------------------------------------------
Excel Communications Limited            PO Box 1810                             87-89 Hinemoa Street            Rotorua
------------------------------------------------------------------------------------------------------------------------------------

                                                                              37

DEALER                                                                   ADDRESS
------------------------------------------------------------------------------------------------------------------------------------
Fast Talk Communications                PO Box 3054                             ChristChurch
------------------------------------------------------------------------------------------------------------------------------------
GDC Northland                           PO Box 234                              Whangarei
------------------------------------------------------------------------------------------------------------------------------------
Gracetek Telecommunications             PO Box 1460                             105 Leet Street                 Invercargill
------------------------------------------------------------------------------------------------------------------------------------
Harvest Electronics                     PO Box 446                              Masterton
------------------------------------------------------------------------------------------------------------------------------------
Hewson Electronics                      PO Box 13                               Gore
------------------------------------------------------------------------------------------------------------------------------------
Ian Young Paging                        15 Glenfell Place                       Auckland
------------------------------------------------------------------------------------------------------------------------------------
Jayar Scraggs Contractors Limited       13 Commerce Street                      Whakatane
------------------------------------------------------------------------------------------------------------------------------------
Kaimai Electronics                      2 Mangwhero Road                        Matamata
------------------------------------------------------------------------------------------------------------------------------------
Kapiti Communications Limited           PO Box 49                               120 Rimu Road                   Paraparumu
------------------------------------------------------------------------------------------------------------------------------------
Kerikeri Communications                 35 Hobson Avenue                        Kerikeri
------------------------------------------------------------------------------------------------------------------------------------
Lamberts Business Centre                PO Box 164                              New Plymouth
------------------------------------------------------------------------------------------------------------------------------------
Leader & Watt Retravision               PO Box 1335                             157 Rangitikei Street           Palmerston North
------------------------------------------------------------------------------------------------------------------------------------
Levin Communication Services            PO Box 281                              Levin
------------------------------------------------------------------------------------------------------------------------------------
Mainland Communications Limited         PO Box 350                              229 Thames Street               Qamaru
------------------------------------------------------------------------------------------------------------------------------------
Man Phone Rentals NZ Limited            PO Box 8151                             Symonds Street                  Auckland
------------------------------------------------------------------------------------------------------------------------------------
Microwave Systems Limited               PO Box 26 044                           Newlands                        Wellington
------------------------------------------------------------------------------------------------------------------------------------
Mills Chapman Communications            PO Box 627                              New Plymouth
------------------------------------------------------------------------------------------------------------------------------------
Mobile Communciations Limited           PO Box 1119                             Taupo
------------------------------------------------------------------------------------------------------------------------------------
Murray Gillespie Limited                PO Box 4296                             New Plymouth
------------------------------------------------------------------------------------------------------------------------------------
Oamaru Paper Plus                       181 Thames Street                       Oamaru
------------------------------------------------------------------------------------------------------------------------------------
Obertech Group                          PO Box 10                               58 Glover Rd                    Hawera
------------------------------------------------------------------------------------------------------------------------------------
Office Automation                       PO Box 13080                            Christchurch
------------------------------------------------------------------------------------------------------------------------------------
Otago Central Telecomms                 8 Skird St                              Alexandra
------------------------------------------------------------------------------------------------------------------------------------
Otago Electrical & Comm                 PO Box 676                              Dunedin
------------------------------------------------------------------------------------------------------------------------------------
Pacific Network Communications          PO Box 1500                             Wellington
------------------------------------------------------------------------------------------------------------------------------------
Pacific Telephones                      PO Box 22192                            Christchurch
------------------------------------------------------------------------------------------------------------------------------------
Paging Services Southern                30 Church Street                        Mosgiel                         Dunedin
------------------------------------------------------------------------------------------------------------------------------------

                                                                              38

DEALER                                                                   ADDRESS
------------------------------------------------------------------------------------------------------------------------------------
Powercom Business Centre                PO Box 631                               Wanganui
------------------------------------------------------------------------------------------------------------------------------------
Prolite HB Limited                      PO Box 14163                             813 N Karamu Road              Hastings
------------------------------------------------------------------------------------------------------------------------------------
Pro-Stall Communications                PO Box 877                              429 Queen Street                Masterton
------------------------------------------------------------------------------------------------------------------------------------
Pukekohe Hi Fi & TV Limited             50 King Street                          Pukekohe
------------------------------------------------------------------------------------------------------------------------------------
Radcom Sales                            PO Box 9574                             Hamilton
------------------------------------------------------------------------------------------------------------------------------------
Rangiora Toyota                         PO Box 326                              Rangiora
------------------------------------------------------------------------------------------------------------------------------------
Rent-A-Phone/Cellular World             PO Box 62526                            Central Park                    Auckland
------------------------------------------------------------------------------------------------------------------------------------
Ruralcom Electronics Limited            PO Box 422                              Nelson
------------------------------------------------------------------------------------------------------------------------------------
Safe & Sound Car Stereo/Alarms          49 Anzac Parade                         Wanganui
------------------------------------------------------------------------------------------------------------------------------------
Selective Communications Group          PO Box 8798                             Symonds Street                  Auckland
------------------------------------------------------------------------------------------------------------------------------------
Smart Phones Limited                    407 Cameron Road                        Tauranga
------------------------------------------------------------------------------------------------------------------------------------
Smart Phones Limited                    43 Ruapehu Street                       Taupo
------------------------------------------------------------------------------------------------------------------------------------
South Pacific Electronics Limited       211-213 King Street                     Pukekohe                        Auckland
------------------------------------------------------------------------------------------------------------------------------------
Southland Electronics                   PO Box 1210                             Invercargill
------------------------------------------------------------------------------------------------------------------------------------
Star Communications Limited             PO Box 40326                            Glenfleld                       Auckland
------------------------------------------------------------------------------------------------------------------------------------
Steelcon Electronics `95                PO Box 1166                             Whangarei
------------------------------------------------------------------------------------------------------------------------------------
Sure Communications                     PO Box 100792                           Nsmc                            Auckland
------------------------------------------------------------------------------------------------------------------------------------
Surelock Homes Kapiti Limited           PO Box 371                              Paraparaumu
------------------------------------------------------------------------------------------------------------------------------------
Tait Communications                     PO Box 1185                             Christchurch
------------------------------------------------------------------------------------------------------------------------------------
Teamwork Telecommunications             PO Box 3410                             Wellington
------------------------------------------------------------------------------------------------------------------------------------
Teletronics                             PO Box 389                              Masterton
------------------------------------------------------------------------------------------------------------------------------------
Thames Communications                   PO Box 642                              107 Brunton Street              Thames
------------------------------------------------------------------------------------------------------------------------------------
Thames Television Systems Limited       PO Box 71                               434 Pollen Street               Thames
------------------------------------------------------------------------------------------------------------------------------------
The Otago Telephone Co                  PO Box 5111                             Dunedin
------------------------------------------------------------------------------------------------------------------------------------
The Phone Shop (Timaru)                 Box 439                                 Timaru
------------------------------------------------------------------------------------------------------------------------------------
The Telephone Box                       PO Box 2029                             95 Customhouse Quay             Wellington
------------------------------------------------------------------------------------------------------------------------------------
The Telephone Box NZ Limited            PO Box 2113                             418 High Street                 Lower Hutt
------------------------------------------------------------------------------------------------------------------------------------

                                                                              39

DEALER                                                                                     ADDRESS
------------------------------------------------------------------------------------------------------------------------------------
Trilogy Business Systems Limited        Private Bag 3323 Auckland               29 Queen Street                 Levin
------------------------------------------------------------------------------------------------------------------------------------
TRS Communication Systems               PO Box 32010                            Christchurch
------------------------------------------------------------------------------------------------------------------------------------
Walker Data Vision Limited              PO Box 12343                            Penrose                         Auckland
------------------------------------------------------------------------------------------------------------------------------------
Wanaka Books & Toys                     PO Box 243                              23 Helwick St                   Wanaka
------------------------------------------------------------------------------------------------------------------------------------
Wanganui Motors                         PO Box 86                               Wanganui
------------------------------------------------------------------------------------------------------------------------------------
Wilsons Homeware                        35 Camp Street                          Queenstown
------------------------------------------------------------------------------------------------------------------------------------
Mod Comms                               PO Box 38286                            Howick                          Auckland
------------------------------------------------------------------------------------------------------------------------------------
Advance Better Communications           PO Box 4164                             87 Molesworth Street            New Plymouth
------------------------------------------------------------------------------------------------------------------------------------
Bay Communications                      PO Box 2333                             111 Maraekakaha Road            Hastings
------------------------------------------------------------------------------------------------------------------------------------
Bay Communications Limited              PO Box 391                              66 Carlyle Street               Napier
------------------------------------------------------------------------------------------------------------------------------------
Communications Products Limited         PO Box 14141                            13a Mirrielees Road             Tauranga
------------------------------------------------------------------------------------------------------------------------------------
Communications Specialists Limited      PO Box 5696                             Crn Police & Cumberland Sts     Dunedin
------------------------------------------------------------------------------------------------------------------------------------
Comworth Systems Limited                PO Box 100120 Nsmc                      133 Wairau Rd Glenfleld         Auckland
------------------------------------------------------------------------------------------------------------------------------------
Comworth Systems Limited                PO Box 4485                             Unit 1/100 Fitzgerald Avenue    Christchurch
------------------------------------------------------------------------------------------------------------------------------------
Comworth Systems Limited                PO Box 38940 Petone                     136 Hutt Rd Petone              Wellington
------------------------------------------------------------------------------------------------------------------------------------
Concord Technologies                    PO Box 1514                             36 Fairy Springs Road           Rotorua
------------------------------------------------------------------------------------------------------------------------------------
Concord Technologies                    PO Box 10077                            639 Te Rapa Street              Hamilton
------------------------------------------------------------------------------------------------------------------------------------
Hart Candy Communications               PO Box 7145 Wellesley St                217-223 Hobson Street           Auckland
------------------------------------------------------------------------------------------------------------------------------------
Hart Candy Communications Limited       PO Box 7145 Wellesley St3               44a Lambie Dr Manakau City      Auckland
------------------------------------------------------------------------------------------------------------------------------------
Jackson & Wills Limited                 PO Box 1100                             239 Dee Street                  Invercargill
------------------------------------------------------------------------------------------------------------------------------------
Manawatu TV & Sound                     PO Box 361                              Cnr Pitt & Cuba Street          Palmerston North
------------------------------------------------------------------------------------------------------------------------------------
Nelspecs Limited                        PO Box 414                              1/124 Tahunaui Drive            Nelson
------------------------------------------------------------------------------------------------------------------------------------
T L Parker                              36 Sheffield Cres                       Christchurch
------------------------------------------------------------------------------------------------------------------------------------
Whangarei Electrical Services           PO Box 1691                             24 Herekino Street              Whangarei
------------------------------------------------------------------------------------------------------------------------------------
Ashworths Paper Plus                    74 Commerce Street                      Kaitaia
------------------------------------------------------------------------------------------------------------------------------------
Barrington Mall Paper Plus              PO Box 33021                            Barrington Mall                 Christchurch
------------------------------------------------------------------------------------------------------------------------------------

                                                                              40

DEALER                                                                   ADDRESS
------------------------------------------------------------------------------------------------------------------------------------
Barry & Hastings Paper Plus             PO Box 94                               Matamata
------------------------------------------------------------------------------------------------------------------------------------
Bob Wichman Retravision-29041           PO Box 23234                            Papatoetoe                      Auckland
------------------------------------------------------------------------------------------------------------------------------------
Broadway Paper Plus                     PO Box 244                              Kaikohe
------------------------------------------------------------------------------------------------------------------------------------
Brokenshires Paper Plus                 554 Pollen Street                       Thames
------------------------------------------------------------------------------------------------------------------------------------
Bushnells Paper Plus                    PO Box 626                              Gisborne
------------------------------------------------------------------------------------------------------------------------------------
Cawseys Paper Plus                      PO Box 4                                Dannevirke
------------------------------------------------------------------------------------------------------------------------------------
Central Paper Plus                      PO Box 11                               Greymouth
------------------------------------------------------------------------------------------------------------------------------------
Coastlands Paper Plus                   Coastland Shopping Mall                 Paraparaumu
------------------------------------------------------------------------------------------------------------------------------------
Colombo Paper Plus                      PO Box 9063                             Wellington
------------------------------------------------------------------------------------------------------------------------------------
Conways Paper Plus                      PO Box 365                              Rangiora
------------------------------------------------------------------------------------------------------------------------------------
Corrigalls Paper Plus                   PO Box 328                              New Plymouth
------------------------------------------------------------------------------------------------------------------------------------
Deacons Retravision                     45 Horomatangi                          Taupo
------------------------------------------------------------------------------------------------------------------------------------
Dimocks Retravision- 14492              PO Box 577                              Hawera
------------------------------------------------------------------------------------------------------------------------------------
Dimocks Retravision- 14497              237 Broadway                            Stratford
------------------------------------------------------------------------------------------------------------------------------------
Doug Morris Retravision-21741           PO Box 50                               Huntly
------------------------------------------------------------------------------------------------------------------------------------
Doug Morris Retravision-21741           300 Barton Street                       Hamilton
------------------------------------------------------------------------------------------------------------------------------------
Doug Morris Retravision-2174lc          63 Victoria Street                      Cambridge
------------------------------------------------------------------------------------------------------------------------------------
Downtown Paper Plus                     PO Box 75                               Whangarei
------------------------------------------------------------------------------------------------------------------------------------
Duckworths Retravision- 14893           Gloucestor Street                       Tardale                         Napier
------------------------------------------------------------------------------------------------------------------------------------
Duckworths Retravision- 14893           PO Box 532                              Taradale                        Napier
------------------------------------------------------------------------------------------------------------------------------------
Echlins Paper Plus                      PO Box 36                               Morrmnsville
------------------------------------------------------------------------------------------------------------------------------------
Feilding Paper Plus                     1 Manchester Street                     Feilding
------------------------------------------------------------------------------------------------------------------------------------
Flair Retravision-23875                 Cr Amohia&Pukuatu Street                Hinemoa Centre                  Rotorua
------------------------------------------------------------------------------------------------------------------------------------
Ford Motor Co Limited                   Private Bag 76912                       Manukau City                    Auckland
------------------------------------------------------------------------------------------------------------------------------------
Foster Brook Paper Plus                 PO Box 3                                Hastings
------------------------------------------------------------------------------------------------------------------------------------
Foster Brook Paper Plus                 PO Box 40                               Napier
------------------------------------------------------------------------------------------------------------------------------------
Fountain City Paper Plus                Shop 11, Downtown                       Hamilton
------------------------------------------------------------------------------------------------------------------------------------

                                                                              41

DEALER                                                                   ADDRESS
------------------------------------------------------------------------------------------------------------------------------------
Goldfields Paper Plus                   Goldfields Shopping Centre              Queen Street                    Thames
------------------------------------------------------------------------------------------------------------------------------------
Good Guys Retravision- 16495            PO Box 18065                            Glen limes                      Auckland
------------------------------------------------------------------------------------------------------------------------------------
Grahams (Takapuna) Paper Plus           16 Hurstmere Road                       Takapuna                        Auckland
------------------------------------------------------------------------------------------------------------------------------------
Grahams Paper Plus                      Leith Place                             Tokoroa
------------------------------------------------------------------------------------------------------------------------------------
Grahams Paper Plus                      PO Box 175                              Waxpukurau
------------------------------------------------------------------------------------------------------------------------------------
Greenwoods Retravision- 16675           PO Box 91                               Westport
------------------------------------------------------------------------------------------------------------------------------------
Greymouth Retravision- 21090            85 Mackay Street                        Greymouth
------------------------------------------------------------------------------------------------------------------------------------
Guys Paper Plus                         PO Box 171                              Te Awamutu
------------------------------------------------------------------------------------------------------------------------------------
Haymans Paper Plus                      PO Box 46                               Marton
------------------------------------------------------------------------------------------------------------------------------------
Highpoint Paper Plus                    Shop 18                                 Highpoint Shopping Centre       Birkenhead
------------------------------------------------------------------------------------------------------------------------------------
Horizon Paper Plus                      228 High Street                         Lower Hutt
------------------------------------------------------------------------------------------------------------------------------------
Howson Retravision- 17685               PO Box 61                               Wellsford
------------------------------------------------------------------------------------------------------------------------------------
Howson Retravision- 17685               4/43 Queens Street                      Warkworth
------------------------------------------------------------------------------------------------------------------------------------
Hubands Retravision                     PO Box 646                              Whangarei
------------------------------------------------------------------------------------------------------------------------------------
Hubands Retravision- 17900              PO Box 646                              Whangarei
------------------------------------------------------------------------------------------------------------------------------------
Hubands Retravision- 17900              76 Victoria Street                      Dargaville
------------------------------------------------------------------------------------------------------------------------------------
Huggards Retravision- 18007             PO Box 3011                             Fitzroy                         New Plymouth
------------------------------------------------------------------------------------------------------------------------------------
Hughsons Paper Plus                     PO Box 450                              Hawera
------------------------------------------------------------------------------------------------------------------------------------
Kapiti Retravision                      PO Box 71                               Paraparaumu                     Auckland
------------------------------------------------------------------------------------------------------------------------------------
Kerikeri Paper Plus                     Main Road                               Kerikeri
------------------------------------------------------------------------------------------------------------------------------------
Kings Paper Plus                        39 Maniapoto Street                     Otorohanga
------------------------------------------------------------------------------------------------------------------------------------
Laniasons Paper Plus                    8 Te Mata Road                          Havelock North
------------------------------------------------------------------------------------------------------------------------------------
Leader & Watt Retravision               86 Broadway Avenue                      Palmerston North
------------------------------------------------------------------------------------------------------------------------------------
Leader & Watt Retravision               11 Main Street                          Foxton
------------------------------------------------------------------------------------------------------------------------------------
Leader & Watt Retravision               234 Broadway                            Marton
------------------------------------------------------------------------------------------------------------------------------------
Leader & Watt Retravision               78 High Street                          Bulls
------------------------------------------------------------------------------------------------------------------------------------
Leader & Watt Retravision               97-99    Fergusson Street               Feilding
------------------------------------------------------------------------------------------------------------------------------------

                                                                              42

DEALER                                                                   ADDRESS
------------------------------------------------------------------------------------------------------------------------------------
Leader & Watt Retravision               211 Oxford Street                       Levin
------------------------------------------------------------------------------------------------------------------------------------
Leader & Watt Retravision               171 Victoria Avenue                     Wanganui
------------------------------------------------------------------------------------------------------------------------------------
Leisuretime Paper Plus                  27 Heu Heu Street                       Taupo
------------------------------------------------------------------------------------------------------------------------------------
Manners Street Paper Plus               PO Box 11625                            Wellington
------------------------------------------------------------------------------------------------------------------------------------
Masterton Paper Plus                    110 Queen Street                        Masterton
------------------------------------------------------------------------------------------------------------------------------------
Masterton Retravision- 13528            PO Box 136                              Masterton
------------------------------------------------------------------------------------------------------------------------------------
Mccarthys Paper Plus                    PO Box 7170                             Taradale                        Napier
------------------------------------------------------------------------------------------------------------------------------------
Mcleods Paper Plus                      PO Box 276                              Levin
------------------------------------------------------------------------------------------------------------------------------------
Meikles                                 Church Street                           Opotiki
------------------------------------------------------------------------------------------------------------------------------------
Meikles Limited                         Riverslea Shopg Mall                    Edgecumbe
------------------------------------------------------------------------------------------------------------------------------------
Meildes Retravision- 21210              The Strand                              Whakatane
------------------------------------------------------------------------------------------------------------------------------------
Moirs Paper Plus                        243 Queen Street                        Richmond
------------------------------------------------------------------------------------------------------------------------------------
Morris & Ockhuysen Retravision          31 Tasman Street                        Opunake
------------------------------------------------------------------------------------------------------------------------------------
New Brighton Paper Plus                 PO Box 716                              Christchurch
------------------------------------------------------------------------------------------------------------------------------------
NZ Automobile Association               AA Distribution Centre                  PO Box 100462                   Glenfield
------------------------------------------------------------------------------------------------------------------------------------
Opotild Paper Plus                      PO Box 37                               Opotiki
------------------------------------------------------------------------------------------------------------------------------------
Orewa Paper Plus                        Moana Court                             Orewa
------------------------------------------------------------------------------------------------------------------------------------
Paeroa Paper World                      PO Box 129                              Paeroa
------------------------------------------------------------------------------------------------------------------------------------
Paper Plus                              691 Manukau Rd                          Royal Oak                       Auckland
------------------------------------------------------------------------------------------------------------------------------------
Pennys Paper Plus                       Chartwell Square                        Hamilton
------------------------------------------------------------------------------------------------------------------------------------
Phil Booth Retravision- 11710           85 Jellicoe Street                      Te Puke
------------------------------------------------------------------------------------------------------------------------------------
Plaza Paper Plus                        K-Mart Plaza                            Porirua                         Wellington
------------------------------------------------------------------------------------------------------------------------------------
Poppelwells Retravision-28428           PO Box 73                               Oneroa                          Waiheke Island
------------------------------------------------------------------------------------------------------------------------------------
Prestons Paper Plus                     234 George Street                       Dunedin
------------------------------------------------------------------------------------------------------------------------------------
Prestons Paper Plus                     32 Irk Street                           Gore
------------------------------------------------------------------------------------------------------------------------------------
Prestons Paper Plus                     56 Esk Street                           Invercargill
------------------------------------------------------------------------------------------------------------------------------------
Pukekohe Paper Plus                     PO Box 75                               Pukekohe
------------------------------------------------------------------------------------------------------------------------------------

                                                                              43

DEALER                                                                   ADDRESS
------------------------------------------------------------------------------------------------------------------------------------
Queen Street Paper Plus                 128 Queen Street                        Newmarket                       Auckland
------------------------------------------------------------------------------------------------------------------------------------
Reliance Retravision                    174 High Street                         Motueka
------------------------------------------------------------------------------------------------------------------------------------
Rices Retravision-24864                 Cambridge Place Arcade                  Corner Tay & Esk Streets        Invercargill
------------------------------------------------------------------------------------------------------------------------------------
Rices Retravision-24864                 Trust Bank Arcade                       Corner Esk & Don Streets        Invercargill
------------------------------------------------------------------------------------------------------------------------------------
Rices Retravision-24864                 Main Street                             Gore
------------------------------------------------------------------------------------------------------------------------------------
Royal Oak Paper Plus                    The Mall                                691 Manukau Road                Royal Oak
------------------------------------------------------------------------------------------------------------------------------------
Ryders Paper Plus                       35 Clyde Street                         Balclutha
------------------------------------------------------------------------------------------------------------------------------------
Simister Retravision-9050               575 Cameron Road                        Tauranga
------------------------------------------------------------------------------------------------------------------------------------
Smith & Church Retravision              PO Box 434                              Ashburton
------------------------------------------------------------------------------------------------------------------------------------
Spinella Retravision-26160              PO Box 31051                            Milford                         Auckland
------------------------------------------------------------------------------------------------------------------------------------
Stevens Retravision-26603               Rosemont Road                           Waihi
------------------------------------------------------------------------------------------------------------------------------------
Stevensons Paper Plus                   153 High Street                         Motueka
------------------------------------------------------------------------------------------------------------------------------------
Strawbridges Retravision-26875          319 Alexander Street                    Te Awamutu
------------------------------------------------------------------------------------------------------------------------------------
Sullivan & Spillane Retravision         97 King Street                          Temuka
------------------------------------------------------------------------------------------------------------------------------------
Sullivan & Spillane Retravision         284 Stafford Street                     Timaru
------------------------------------------------------------------------------------------------------------------------------------
Sunnynook Paper Plus                    PO Box 100328                           Nsmc                            Auckland
------------------------------------------------------------------------------------------------------------------------------------
Target Paper Plus                       Northlands Shopping Centre              Christchurch
------------------------------------------------------------------------------------------------------------------------------------
The Forum Paper Plus                    The Forum                               Market Place                    Blenheim
------------------------------------------------------------------------------------------------------------------------------------
Tutanekai Paper Plus                    432 Tutanekai Street                    Rotorua
------------------------------------------------------------------------------------------------------------------------------------
Van Dyk Retravision-28088               PO Box 201                              Putaruru
------------------------------------------------------------------------------------------------------------------------------------
Victoria Square Paper Plus              750 Colombo Street                      Christchurch
------------------------------------------------------------------------------------------------------------------------------------
Vidtek Electrix                         PO Box 1307                             Gisborne
------------------------------------------------------------------------------------------------------------------------------------
Waiuku Paper Plus                       9 Bowen Street                          Waiuku
------------------------------------------------------------------------------------------------------------------------------------
Warkworth Paper Plus                    12 Queen Street                         Warkworth
------------------------------------------------------------------------------------------------------------------------------------
Winloves Retravision-29114              PO Box 198                              Waipukurau
------------------------------------------------------------------------------------------------------------------------------------
Winloves Retravision-29114              Centre Court                            Waipawa
------------------------------------------------------------------------------------------------------------------------------------
Woods Paper Plus                        186 Stafford Street                     Timaru
------------------------------------------------------------------------------------------------------------------------------------

                                                                              44

DEALER                                                                   ADDRESS
------------------------------------------------------------------------------------------------------------------------------------
Dick Smith Electronics-H/O              Private Bag 102903                      Northshore Mail Centre          Auckland
------------------------------------------------------------------------------------------------------------------------------------
Herkt Retravision- 17200                PO Box 615                              Blenheim
------------------------------------------------------------------------------------------------------------------------------------
Nelson Retravision- 16900               PO Box 503                              Nelson
------------------------------------------------------------------------------------------------------------------------------------
Noel Leeming Limited                    PO Box 4677                             Christchurch
------------------------------------------------------------------------------------------------------------------------------------
Noel Leeming Limited Dunedin            283 Moray Place                         Dunedin
------------------------------------------------------------------------------------------------------------------------------------
Noel Leeming Limited Invercargill       81 Yarrow Street                        Invercargill
------------------------------------------------------------------------------------------------------------------------------------
Noel Leeming Limited Mt Maunganui       Bayfair Shopping Mall                   Mt Maunganui
------------------------------------------------------------------------------------------------------------------------------------
Noel Leeming Limited  Napier            323 Hastings Street                     Napier
------------------------------------------------------------------------------------------------------------------------------------
Noel Leeming Limited Plaza              Shop 17a                                The Plaza                       Palmerston North
------------------------------------------------------------------------------------------------------------------------------------
Noel Leeming Limited Rotorua            Hinemoa Centre                          20 A Amohia Street              Rotorua
------------------------------------------------------------------------------------------------------------------------------------
Noel Leeming Limited Timaru             251 Stafford Street                     Timaru
------------------------------------------------------------------------------------------------------------------------------------
Noel Leeming Limited Wanganui           C/O Trafalgar Square                    Taupo Quay                      Wanganui
------------------------------------------------------------------------------------------------------------------------------------
Rices Retravision-24864                 Private Bag 90112                       Bond Place                      Invercargill
------------------------------------------------------------------------------------------------------------------------------------
RTS-Retail Trading Services Limited     Private Bag 76925                       Manukau City                    Auckland
------------------------------------------------------------------------------------------------------------------------------------
Ben Rumble Comm (Service) Limited       PO Box 25073                            Christchurch
------------------------------------------------------------------------------------------------------------------------------------
Ben Rumble Comms Dunedin Limited        Cnr Princess & Moray                    Wilson Neill House              Dunedin
------------------------------------------------------------------------------------------------------------------------------------
Ben Rumble Communication                336 High Street                         Lower Hutt
------------------------------------------------------------------------------------------------------------------------------------
Ben Rumble Communications               250 East Street                         Ashburton
------------------------------------------------------------------------------------------------------------------------------------
Ben Rumble Communications               62 High Street                          Blenheim
------------------------------------------------------------------------------------------------------------------------------------
Ben Rumble Communications               120 Hereford Street                     Christchurch
------------------------------------------------------------------------------------------------------------------------------------
Ben Rumble Communications               70 Moorehouse Avenue                    Christchurch
------------------------------------------------------------------------------------------------------------------------------------
Ben Rumble Communications               105 Victoria St                         Christchurch
------------------------------------------------------------------------------------------------------------------------------------
Ben Rumble Communications               Shop 24 Riccarton Mall Riccarton                                        Christchurch
------------------------------------------------------------------------------------------------------------------------------------
Ben Rumble Communications               68 Esk Street                           Invercargill
------------------------------------------------------------------------------------------------------------------------------------
Ben Rumble Communications               106 Station Road                        Napier
------------------------------------------------------------------------------------------------------------------------------------
Ben Rumble Communications               Crn Hardy & Trafalgar Streets
------------------------------------------------------------------------------------------------------------------------------------

                                                                              45

DEALER                                                                   ADDRESS
------------------------------------------------------------------------------------------------------------------------------------
Ben Rumble Communications               Shop 27a, The Plaza, The Square         North Palinerston North
------------------------------------------------------------------------------------------------------------------------------------
Ben Rumble Communications               Shop 53 North City Plaza                                                Porirua
------------------------------------------------------------------------------------------------------------------------------------
Ben Rumble Communications               239 Stafford Street                                                     Timaru
------------------------------------------------------------------------------------------------------------------------------------
Ben Rumble Communications               23 Kent Street                          Wellington
------------------------------------------------------------------------------------------------------------------------------------
Ben Rumble Communications               114 Lambton Quay                        Wellington
------------------------------------------------------------------------------------------------------------------------------------
Ben Rumble Communications               PO Box 690                              Queenstown
------------------------------------------------------------------------------------------------------------------------------------
Ben Rumble Communications Limited       PO Box 25073                            Christchurch
------------------------------------------------------------------------------------------------------------------------------------
Cellphone City                          PO Box 535                              Taupo
------------------------------------------------------------------------------------------------------------------------------------
Celiphone City (Cook St) Limited        PO Box 90639                            Amsc                            Auckland
------------------------------------------------------------------------------------------------------------------------------------
Cellphone City (Hamilton) Limited       PO Box 10405                            Te Rapa                         Hamilton
------------------------------------------------------------------------------------------------------------------------------------
Cellphone City (Manukau) Limited        10 Sharkey Street                       Manukau City                    Auckland
------------------------------------------------------------------------------------------------------------------------------------
Cellphone City (Tauranga) Limited       PO Box 21                               Tauranga
------------------------------------------------------------------------------------------------------------------------------------
Cellphone City (Whangarei)              PO Box 726                              Whangarei
------------------------------------------------------------------------------------------------------------------------------------
Cellphone City Henderson                5 Edsel Street                          Henderson                       Auckland
------------------------------------------------------------------------------------------------------------------------------------
Cellphone City New Plymouth             PO Box 129                              New Plymouth
------------------------------------------------------------------------------------------------------------------------------------
Cellphone City (Head Office)            22 Fanshaw Street                                                       Auckland
------------------------------------------------------------------------------------------------------------------------------------
Cellphone City (Lambie)                 32c Lambie Drive                        Manakau                         Auckland
------------------------------------------------------------------------------------------------------------------------------------
Cellphone City (Takapuna)               135 Wairau Road                         Takapuna                        Auckland
------------------------------------------------------------------------------------------------------------------------------------
Rocom Comm (New Lynn)                   Unit 4/1 Rata Street                    New Lynn                        Auckland
------------------------------------------------------------------------------------------------------------------------------------
Rocom Comm (Beach Road)                 77 The Strand Pamell                                                    Auckland
------------------------------------------------------------------------------------------------------------------------------------
Rocom Comm (Chch)                       In Levene Extreme                       250 Moorehouse Avenue           Christchurch
------------------------------------------------------------------------------------------------------------------------------------
Rocom Comm (Glenfleld)                  Crn Wairau & View Rd Glenfield                                          Auckland
------------------------------------------------------------------------------------------------------------------------------------
Rocom Comm (Greenlane)                  213 Greatsouth Road Greenlane                                           Auckland
------------------------------------------------------------------------------------------------------------------------------------
Rocom Comm (H/O-Hobson St)              PO Box 12188 Penrose                    150 Hobson St                   Auckland
------------------------------------------------------------------------------------------------------------------------------------

                                                                              46

DEALER                                                                   ADDRESS
------------------------------------------------------------------------------------------------------------------------------------
Rocom Comm (Hamilton)                   Shop 19, Kmart Plaza                    Corner Bryce & Tristram         Hamilton
------------------------------------------------------------------------------------------------------------------------------------
Rocom Comm (Mid City Wellington)        Shop 14 Mid City Centre Manners         Wellington
                                        Street
------------------------------------------------------------------------------------------------------------------------------------
Rocom Comm (Mt Wellington)              501 Mt Wellington Highway                                               Auckland
------------------------------------------------------------------------------------------------------------------------------------
Rocom Comm (Newmarket)                  In Levene Extreme, 359 Broadway         Newmarket                       Auckland
------------------------------------------------------------------------------------------------------------------------------------
Rocom Comm (Botany Downs)               In Levenes 501 Ti Rakau Drive           East Tamaki                     Auckland
------------------------------------------------------------------------------------------------------------------------------------
Rocom Comm (Queensgate)                 Shop 5,Queensgate Centre                                                Wellington
------------------------------------------------------------------------------------------------------------------------------------

                                                                              47
                                   SCHEDULE B

                                  MANUFACTURERS

1.     Audiovox Pacific (NZ) Limited;

2.     Ericsson Communications Limited;

3.     Motorola New Zealand Limited; and

4.     Nokia Mobile Phones Limited.

                                                                              48
                                   SCHEDULE C

                      QUALIFYING CRITERIA FOR MANUFACTURERS

1. Manufacturer's Equipment provides functionality and features at a price that is competitive in the NZ market.

2.     Manufacturer is ISO accredited.

3. Manufacturer provides a satisfactory warranty period on its Equipment. Standard acceptable warranty periods are:

       (a)    12 month warranty period on  transceiver;
       (b)    6 month warranty on accessories.

4.     Manufacturer provides acceptable credit and payment terms.

5.     NZ based manufacturer representation exists.

6. Collateral and merchandising material is available to sales channels at the same time as the relevant Equipment.

7.     Manufacturer has a NZ based servicing team/service agent.

8.     Manufacturer provides a maximum 8 week turn around on forecasted orders.

9. Manufacturer's Equipment conforms to PTC standards and the PTC approval process.

10. Manufacturer's Equipment meets the technical standards and performance requirements of Telecom's network.

11.    Manufacturer to supply:

       (a)    electronic copy of ESN's shipped for IS- 136 hardware;
       (b) notification of any new software releases prior to shipment of hardware;
       (c) ESN and serial number barcodes along with manufacturer part numbers on each unit of hardware;
       (d) Telecom purchase order numbers on packing slips with every shipment;
       (e) notification of any changes in configuration prior to shipment of hardware.

12. Telecom ultimately reserves the right to select or not select Equipment manufacturers for the purpose of Equipment supply to the market place.

                                                                              49
                                   SCHEDULE D

                       PERMITTED SERVICES TO MANUFACTURERS



TASK                                     AGREED PRICE
--------------------------------------------------------------------------------
Handset Reconfigurations
o    Handling base fee plus              o    $1.00/Handset
     o    Insert/remove additional       o    $0.50/Handset
          products/general repackaging
     o    Insert stickers and/or         o    $0.25/Handset
          collateral into phone pack
     o    Prenamming                     o    $0.50/Handset
--------------------------------------------------------------------------------
Collateral and Merchandising
o    Holding and distributing            o    To be agreed with Manufacturers
     materials (such as hats, posters)        when required.
     to the Dealers as required
     (a passive logistic function).
--------------------------------------------------------------------------------
Reporting
o    Provide  Manufacturer with market   o    To  be agreed with Manufacturers
     share by category of Equipment, but      when required.
     only where there are 3 or more
     Manufacturers providing Equipment
     in that category.
--------------------------------------------------------------------------------


Notes:

1. Above pricing assumes 50 items handled at one time. Prices could vary for lesser numbers.

2. A discount of 10% applies on the above prices where volume handled exceeds 500 units at one time.

3. A discount of 15% applies on the above prices where volumes handled exceeds 1000 units at any time.

4.     10 working days notice is required to arrange product alterations.

                                   SCHEDULE E

                                  HANDLING FEES

A.   HANDSET HANDLING FEE

o Uses Excel Spreadsheet "Phones@120K Units". An example of this is set out below:

Phones Only Per Unit Cost @ 120,000 units per annum



                                                 Total         Profit%          Consumer           Business          Total/M
Quantity Units/annum                            120,000                            48.000             72,000
% Consumer                                           40%
% Business                                           60%
Quantity Units /m                                10,000                             4,000              6,000            10,000
Assume 60% of units                                  60%                              100%                37%
Quantity Invoices /m                              6,220                             4,000              2,220             6,220
Phone Cost - Consumer                              $200                              $200
Phone Cost - Business                              $300                                                 $300
RMA Returns                                       0.042
Variable Cost/unit                                $2.39                             $2.39              $2.39
Fined Cost/Unit                                   $3.78
Net Profit                                         1.35%                             1.35%              1.35%
                                                   1.33%
Tax @ 33%                                          0.89%         0.44%

                                                                                Consumer           Business          Average
Fixed Cost                                                                     $15,117.00         $22,675.30        $37,792.50
Variable Cost                                                                  $13,422.00         $10,467.74        $23,939.74
Sub Total - Total Costs                                                        $28,589.00         $33,143.24        $61,722.24
Overbead/Unit                                                                       $7.15              $5.52             $6.17
Phone Cost                                                                        $200.00            $300.00           $260.00
Sub Tot/Unit                                                                      $207.15            $305.52           $266.17
Total Invoice to Telecom                                                          $209.94            $309.65           $269.27

(i)  Unit Price to Telcom                                                           $9.94              $9.65             $9.77


                                                                                Consumer           Business          Average
Order Processing Functions        Order input                   14.05%              $1.40              $1.36             $1.37

Distribution Functions            Inwards Goods                  1.46%              $0.15              $0.14             $0.14
                                  Namming
                                  Pick & Process                 2.93%              $0.29              $0.28             $0.29
                                  Outwards Goods                 2.20%              $0.22              $0.21             $0.21
                                  Freight                       33.88%              $3.37              $3.27             $3.31
                                  Stock Integrity                2.05%              $0.20              $0.20             $0.20

Vendor Management                 Purchase orders                4.10%              $0.41              $0.40             $0.40
                                  Reporting                      1.32%              $0.13              $0.13             $0.13

After Sales Functions             Return Courier                 1.78%              $0.18              $0.17             $0.17
                                  RMA/Warranty                   2.05%              $0.20              $0.20             $0.20

Group Functions                   Warehousing                    2.66%              $0.26              $0.26             $0.26
                                  Group Overhead                17.02%              $1.69              $1.64             $1.66

Sub Total 1 Cost Comparison
to Telecom                                                      85.51%              $8.50              $8.25             $8.35

Credit Control                    Application Processing         1.05%              $0.10              $0.10             $0.10
                                  Credit checking                1.05%              $0.10              $0.10             $0.10
                                  Creditor Management            3.16%              $0.31              $0.31             $0.31
                                  Debtor Management              3.95%              $0.39              $0.38             $0.39

                                  Coordinator/Administrator      5.27%              $0.52              $0.51             $0.51

(ii) Price to Telecom as per (i)
     with finance team and
     Telecom coordinator included                              100.00%              $9.94              $9.65             $9.77

Communica $4,000 +
$2,800/m = $3,134 - $450
existing = $2,684/m*12/per unit                                                     $0.11              $0.16             $0.27

(iii) Sub Total (ii) Costs plus
communication costs                                                                $10.05              $9.81             $9.91

Vendor Credit Terms - 30 days     14% x 60-30 days on $250 av cost                  $2.88              $2.88             $2.88

(iv) Sub Total (iii) Costs
plus Vendor Credit Terms
Allocation - 30 days                                                               $12.93             $12.69            $12.78

Vendor Credit Terms - 45 days     14% x 60-45 days on $250 av cost                  $1.44              $1.44             $1.44

(v) Sub Total (iv) Costs plus
Vendor Credit Terms
Allocation - 45 days                                                               $11.49             $11.25            $11.34

                                                                              52
B.   WORKING CAPITAL COSTS

o No adjustment shall be made in respect of Equipment supplied by a Manufacturer who allows 60 or more days for payment from invoicing.

o In respect of Manufacturers who allow less than 60 days for payment from invoicing, then the permitted percentage adjustment shall be calculated on the following basis:

               A =   B/365 x (60-C)

               Where:

               A =   the permitted percentage adjustment.

               B = the average Westpac Banking Corporation indicator lending rate during the previous Quarter, plus 3%;

               C =   the  average  number  of  days   allowed  by  the  relevant
                     Manufacturer for payment.


C.   ADJUSTMENT TO PRICE OF SUPPLY

     AHF(FS) = (FS x HF(FS)) - (HF(A) - HF(F))
               -----------------------------
                            FS

     Where

     AHF(OQ) =      by the relevant  the Adjusted  Handling Fee for the Forecast
                    Sales for the next Quarter.

     FS      =      the Forecast Sales for the next Quarter.


     HF(FS)  =      the  Handling  Fee for the  Forecast  Sales  as shown in the relevant table in this [Schedule E].


     HF(A)   =      the  aggregate  actual  Handling  Fees charged by STG in the previous Quarter.

     HF(F)   =      the  aggregate  Handling Fees forecast that should have been charged by STG in the previous Quarter, based on the actual sales of Equipment for that Quarter.

     Where each of the above is calculated in accordance with the spreadsheet referred in Part A of this Schedule.

                                                                              53
                                   SCHEDULE F

                                 SERVICE LEVELS

PART A: DEALER SERVICE LEVELS

o All orders placed by the appropriate time shown in the table below for delivery to a particular address must delivered by the time set out below.


     Order Time              Delivery address       Required delivery time frame
     ---------------------------------------------------------------------------
      2.00pm                 Auckland               Same day delivery*
     10.00am                 National               Same day delivery*
      4.00pm                 National               Next da delive
     ---------------------------------------------------------------------------

     * Urgent deliveries - Dealer pays incremental delivery costs over standard delivery costs.

o Note: Dealer will be permitted a reasonable amount of additional time for high volume orders.

PART B: CUSTOMER SERVICE LEVELS

o All Customer orders are to be delivered within 24 hours of communication of order to STG, except where:

     o    Customer requests otherwise; or

     o at the time that delivery is attempted, the Customer is not available, in which case the delivery shall take place as soon as practicable thereafter.

o All customer orders via ICMS must be processed by STG in its systems, its systems information updated, and the order must be staged on to the next ICMS work group, within four hours of receipt of the order.

                                   SCHEDULE G

                    WEEKLY AND MONTHLY REPORTING REQUIREMENTS

Information shall be supplied on a weekly and monthly basis, in such format as is reasonably requested by Telecom, on:

o    STG's stock levels at the date of the report;

o    total volumes of stock levels sold, including details on:

     o    Electronic Serial Number (ESN) in hexadecimal format;

     o    Unique stock identifier (Stock Code);

     o Debtor and delivery address fields by product type that product has been dispatched to;

     o    Date of dispatch and order number;

     o    Dealer code;

     o    Storage report - date product forecasted;

                         - date product received by STG;

     o    Number of returns - product type, debtor and delivery address;

     o    Number of out of box failures by product  type;

o Updated information on new stock codes and configurations as new product is introduced into the market place;

o    Performance  measures  of  courier  company  delivery  times,   successful/
     unsuccessful weekly and monthly.

o    STG's compliance with the service levels in [Schedule F];

o    STG's compliance with the payment terms of agreements with Manufacturers;

o    The accuracy of the forecasting and order process.

The above information shall be reported on separately for Telecom to Go connections.